                                      HSBC
                                 HASCO 2006-HE1
Aggregate Loans (All Collateral) Group I Mortgage Loans Group II Mortgage Loans

Selection Criteria: Aggregate Loans (All Collateral)

1. Summary Statistics (as of the Sample Pool Calculation Date)
2. Product Type
3. Range of Gross Mortgage Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Original Principal Balances ($)
6. Range of Stated Remaining Terms (months)
7. Stated Original Term (months)
8. Range of Original LTV Ratios (%)
9. Range of Original Combined LTV Ratios (%)
10. Range of Gross Margins (%)
11. Range of Minimum Mortgage Rates (%)
12. Range of Maximum Mortgage Rates (%)
13. Initial Periodic Cap (%)
14. Subsequent Periodic Cap (%)
15. Next Rate Adjustment Dates
16. Geograghic Distribution of Mortgaged Properties
17. Occupancy
18. Property Type
19. Loan Purpose
20. Documentation Type
21. Range of Debt Ratio
22. Range of Credit Scores
23. Prepayment Penalty Term (months)
24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $1,273,176,938.14
Number of Mortgage Loans: 6,157
Average Principal Balance: $206,785.27
Aggregate Principal Balance (Fixed Rate): $329,628,654.89
Aggregate Principal Balance (Adjustable Rate): $943,548,283.25
% Fixed Rate Mortgages: 25.89%
% Adjustable Rate Mortgages: 74.11%
Weighted Average Current Mortgage Rate: 8.074%
Non-zero Weighted Average Credit Score: 634
Weighted Average Original LTV: 79.73%
Weighted Average Original Combined LTV: 88.23%
Non-zero Weighted Average Debt Ratio: 42.01
Weighted Average Stated Remaining Term: 357
Weighted Average Stated Original Term: 359
Weighted Average Months to Roll: 30
Weighted Average Margin: 6.495%
Weighted Average Initial Rate Cap: 2.749%
Weighted Average Periodic Rate Cap: 1.145%
Weighted Average Maximum Rate: 14.637%
Weighted Average Minimum Rate: 7.975%
% Second Lien: 4.95%
% Silent & Simultaneous Seconds: 43.46%
% California Loans: 33.89%

2. Product Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Product Type                                      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
10 Year Fixed                                                  1                        221,173                          0.02                        221,173                      7.5                  39.13                               39.13                     602                  34.08
15 Year Fixed                                                 42                      3,857,120                           0.3                         91,836                    8.241                  74.81                               75.15                     615                  38.93
20 Year Fixed                                                  1                         89,662                          0.01                         89,662                    10.45                  54.22                               54.22                     525                  25.98
30 Year Fixed                                                901                    167,677,964                         13.17                        186,102                    7.671                  75.18                               77.79                     634                     39
40 Year Fixed                                                115                     28,508,399                          2.24                        247,899                    7.414                  78.15                               79.44                     634                  42.25
30 Year Fixed 5 Year Interest Only                            58                     18,758,867                          1.47                        323,429                    7.068                  78.37                               80.18                     648                  44.14
30 Year Fixed 10 Year Interest Only                           16                      4,081,222                          0.32                        255,076                    7.085                  76.83                               84.92                     667                  38.45
15/30 Year Fixed (Balloon)                                   838                     60,071,722                          4.72                         71,685                   10.803                  99.61                               99.61                     670                  43.41
30/40 Year Fixed (Balloon)                                   158                     36,986,674                          2.91                        234,093                    7.804                  78.37                               85.27                     631                  43.43
30/50 Year Fixed (Balloon)                                    30                      9,375,851                          0.74                        312,528                    7.697                  77.09                               83.52                     632                  41.87
ARM 30 Year                                                   20                      4,551,193                          0.36                        227,560                    8.654                   81.1                               83.94                     590                  41.54
2/28 ARM                                                   1,490                    266,363,282                         20.92                        178,767                    8.628                  79.35                               87.23                     611                  41.08
2/38 ARM - 40 Year                                           261                     54,601,453                          4.29                        209,201                    8.673                  79.34                                83.3                     594                  42.22
2/28 ARM 2 Year Interest Only                                 18                      5,293,782                          0.42                        294,099                    7.087                  84.56                               95.11                     655                  38.15
2/28 ARM 5 Year Interest Only                                499                    133,351,807                         10.47                        267,238                    7.642                  79.22                               89.71                     641                  41.19
2/28 ARM 10 Year Interest Only                                14                      4,300,405                          0.34                        307,172                    7.542                  81.93                               96.38                     643                  41.43
3/27 ARM                                                      64                     12,830,493                          1.01                        200,476                    8.155                   80.2                               86.64                     624                  42.09
3/37 ARM - 40 Year                                             7                      1,544,370                          0.12                        220,624                    8.008                  76.22                               76.22                     572                   46.6
3/27 ARM 3 Year Interest Only                                  2                        427,600                          0.03                        213,800                    7.587                     80                                 100                     626                  40.02
3/27 ARM 5 Year Interest Only                                 22                      5,806,324                          0.46                        263,924                    7.598                  83.42                               90.58                     634                  41.19
3/27 ARM 10 Year Interest Only                                 3                        609,520                          0.05                        203,173                    7.689                  77.58                                89.7                     667                  31.96
5/25 ARM                                                      19                      4,565,591                          0.36                        240,294                    8.206                  77.03                               80.44                     607                  41.47
5/35 ARM - 40 Year                                             4                      1,623,161                          0.13                        405,790                    7.318                  83.09                               83.09                     621                  49.59
5/25 ARM 5 Year Interest Only                                  3                        685,800                          0.05                        228,600                    7.423                  78.83                               78.83                     632                  34.98
10/20 ARM                                                     44                     11,329,259                          0.89                        257,483                    7.147                  78.63                                91.4                     694                   44.2
10/20 ARM 5 Year Interest Only                                 3                      1,002,800                          0.08                        334,267                    7.813                     80                                 100                     703                  38.42
10/20 ARM 10 Year Interest Only                              119                     41,365,387                          3.25                        347,608                    6.654                  77.99                                87.8                     719                   39.3
10/1 ARM                                                       1                        174,845                          0.01                        174,845                      7.5                     80                                 100                     763                  44.18
10/1 ARM 10 Year Interest Only                                 4                      1,140,640                          0.09                        285,160                    6.855                     80                                 100                     745                  43.73
30/40 Year ARM 2/28 (Balloon)                                959                    256,274,076                         20.13                        267,231                    7.971                  79.55                               93.05                     630                  43.96
30/40 Year ARM 3/27 (Balloon)                                 32                      7,832,453                          0.62                        244,764                    7.669                  79.16                               92.32                     642                  43.42
30/40 Year ARM 5/25 (Balloon)                                  4                      1,356,802                          0.11                        339,200                    6.789                     80                                97.2                     671                  45.01
30/40 Year ARM 10/20 (Balloon)                                73                     21,354,135                          1.68                        292,522                    7.203                  80.37                               95.82                     707                   42.2
30/50 Year ARM 2/28 (Balloon)                                306                     97,289,820                          7.64                        317,941                    7.764                  79.78                               93.74                     637                  44.75
30/50 Year ARM 3/27 (Balloon)                                  6                      2,028,857                          0.16                        338,143                      8.2                  78.94                               89.46                     629                  42.78
30/50 Year ARM 5/25 (Balloon)                                  1                        151,956                          0.01                        151,956                     7.67                  86.36                               86.36                     632                  47.26
30/50 Year ARM 10/20 (Balloon)                                19                      5,692,472                          0.45                        299,604                    7.169                  80.38                               94.25                     704                  46.27
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Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
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3. Range of Gross Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Gross Mortgage Rates (%)                 Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
5.000 - 5.499                                                  2                        792,700                          0.06                        396,350                    5.339                  68.97                               68.97                     656                  41.08
5.500 - 5.999                                                 33                     12,940,114                          1.02                        392,125                    5.802                  72.37                               80.39                     696                  40.72
6.000 - 6.499                                                236                     79,117,994                          6.21                        335,246                    6.229                  73.48                               78.99                     689                  40.63
6.500 - 6.999                                                554                    170,368,063                         13.38                        307,524                    6.784                  77.75                               86.87                     662                   42.6
7.000 - 7.499                                                603                    162,099,351                         12.73                        268,821                    7.246                  78.29                               88.76                     646                  41.85
7.500 - 7.999                                              1,152                    276,287,715                          21.7                        239,833                    7.752                   78.7                               89.18                     637                  42.33
8.000 - 8.499                                                750                    160,322,752                         12.59                        213,764                    8.249                  78.57                                89.2                     622                  42.29
8.500 - 8.999                                                860                    162,312,084                         12.75                        188,735                    8.744                  80.64                               89.71                     615                  41.76
9.000 - 9.499                                                485                     81,584,679                          6.41                        168,216                    9.225                  80.56                               86.75                     597                  42.02
9.500 - 9.999                                                462                     70,489,664                          5.54                        152,575                    9.738                  83.52                               87.73                     591                  41.25
10.000 - 10.499                                              225                     28,592,812                          2.25                        127,079                   10.201                  85.56                               88.94                     600                   42.1
10.500 - 10.999                                              351                     33,612,366                          2.64                         95,762                   10.761                  92.04                                93.6                     627                   41.7
11.000 - 11.499                                              211                     17,833,916                           1.4                         84,521                   11.187                  95.27                               95.61                     636                  42.34
11.500 - 11.999                                              127                      9,730,921                          0.76                         76,621                   11.731                  96.03                               97.19                     624                  42.18
12.000 - 12.499                                               63                      4,335,614                          0.34                         68,819                    12.22                  98.49                               98.76                     637                  43.09
12.500 - 12.999                                               42                      2,703,962                          0.21                         64,380                   12.618                  99.43                               99.43                     651                  45.49
13.500 - 13.999                                                1                         52,229                             0                         52,229                   13.625                     95                                  95                     629                  20.96
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Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
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Weighted Average Gross Mortgage Rate (%): 8.074
Minimum Gross Mortgage Rate (%): 5.250
Maximum Gross Mortgage Rate (%): 13.625
Standard Deviation Gross Mortgage Rate (%): 1.444

4. Range of Cut-off Date Principal Balances ($)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Cut-off Date Principal Balances ($)      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 50,000.00                                             267                     10,145,293                           0.8                         37,997                   10.557                   94.4                               94.85                     650                  40.74
50,000.01 - 100,000.00                                     1,235                     94,436,363                          7.42                         76,467                    9.689                  85.89                               91.43                     630                  39.37
100,000.01 - 150,000.00                                    1,154                    143,565,584                         11.28                        124,407                    8.743                  80.75                               88.43                     621                  40.54
150,000.01 - 200,000.00                                      930                    163,334,767                         12.83                        175,629                    8.212                  78.05                               86.25                     622                  41.05
200,000.01 - 250,000.00                                      661                    148,754,087                         11.68                        225,044                    8.015                  78.17                               87.26                     626                  41.83
250,000.01 - 300,000.00                                      600                    164,587,611                         12.93                        274,313                    7.924                  78.86                               88.51                     632                   42.6
300,000.01 - 350,000.00                                      397                    128,444,912                         10.09                        323,539                    7.714                  78.75                               88.21                     637                  43.26
350,000.01 - 400,000.00                                      305                    114,445,017                          8.99                        375,230                     7.74                  80.11                               91.05                     646                  42.66
400,000.01 - 450,000.00                                      215                     91,450,926                          7.18                        425,353                    7.574                  78.25                               87.09                     642                  43.43
450,000.01 - 500,000.00                                      175                     83,101,057                          6.53                        474,863                    7.549                  79.74                               88.22                     650                  43.41
500,000.01 - 550,000.00                                       95                     49,810,298                          3.91                        524,319                    7.419                  79.84                               88.54                     659                  42.98
550,000.01 - 600,000.00                                       50                     28,741,467                          2.26                        574,829                    7.334                  80.16                               86.77                     645                  43.33
600,000.01 - 650,000.00                                       27                     17,014,719                          1.34                        630,175                    7.548                  79.18                               88.62                     660                  44.22
650,000.01 - 700,000.00                                       14                      9,554,023                          0.75                        682,430                    7.669                  80.66                               88.92                     646                  40.26
700,000.01 - 750,000.00                                       12                      8,646,364                          0.68                        720,530                    7.141                   79.9                               81.56                     634                  44.95
750,000.01 - 800,000.00                                        8                      6,255,396                          0.49                        781,925                    7.389                  81.54                               83.37                     661                  44.58
800,000.01 - 850,000.00                                        4                      3,361,289                          0.26                        840,322                    7.218                  79.75                               88.77                     635                  36.39
850,000.01 - 900,000.00                                        2                      1,759,279                          0.14                        879,639                     6.87                  71.54                               81.53                     666                  41.32
900,000.01 - 950,000.00                                        3                      2,785,809                          0.22                        928,603                    7.689                  74.87                               74.87                     616                  39.08
950,000.01 - 1,000,000.00                                      3                      2,982,677                          0.23                        994,226                    6.964                  74.38                               74.38                     641                  29.02
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Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Cut-off Date Principal Balance ($): 206,785.27
Minimum Cut-off Date Principal Balance ($): 17,133.34
Maximum Cut-off Date Principal Balance ($): 999,206.94
Standard Deviation Cut-off Date Principal Balance ($): 136,407.66

5. Range of Original Principal Balances ($)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original Principal Balances ($)          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 50,000.00                                             261                      9,849,145                          0.77                         37,736                   10.605                  95.71                               96.18                     652                  41.11
50,000.01 - 100,000.00                                     1,238                     94,475,232                          7.42                         76,313                    9.691                  85.83                               91.35                     630                  39.32
100,000.01 - 150,000.00                                    1,155                    143,523,133                         11.27                        124,262                    8.744                  80.74                               88.44                     621                  40.54
150,000.01 - 200,000.00                                      931                    163,469,123                         12.84                        175,584                    8.211                  78.04                               86.23                     622                  41.06
200,000.01 - 250,000.00                                      662                    148,919,462                          11.7                        224,954                    8.015                  78.17                               87.25                     626                  41.83
250,000.01 - 300,000.00                                      597                    163,688,270                         12.86                        274,185                    7.924                  78.88                               88.59                     632                  42.66
300,000.01 - 350,000.00                                      400                    129,344,254                         10.16                        323,361                    7.716                  78.72                               88.12                     637                  43.18
350,000.01 - 400,000.00                                      305                    114,445,017                          8.99                        375,230                     7.74                  80.11                               91.05                     646                  42.66
400,000.01 - 450,000.00                                      215                     91,450,926                          7.18                        425,353                    7.574                  78.25                               87.09                     642                  43.43
450,000.01 - 500,000.00                                      175                     83,101,057                          6.53                        474,863                    7.549                  79.74                               88.22                     650                  43.41
500,000.01 - 550,000.00                                       95                     49,810,298                          3.91                        524,319                    7.419                  79.84                               88.54                     659                  42.98
550,000.01 - 600,000.00                                       50                     28,741,467                          2.26                        574,829                    7.334                  80.16                               86.77                     645                  43.33
600,000.01 - 650,000.00                                       27                     17,014,719                          1.34                        630,175                    7.548                  79.18                               88.62                     660                  44.22
650,000.01 - 700,000.00                                       14                      9,554,023                          0.75                        682,430                    7.669                  80.66                               88.92                     646                  40.26
700,000.01 - 750,000.00                                       12                      8,646,364                          0.68                        720,530                    7.141                   79.9                               81.56                     634                  44.95
750,000.01 - 800,000.00                                        8                      6,255,396                          0.49                        781,925                    7.389                  81.54                               83.37                     661                  44.58
800,000.01 - 850,000.00                                        4                      3,361,289                          0.26                        840,322                    7.218                  79.75                               88.77                     635                  36.39
850,000.01 - 900,000.00                                        2                      1,759,279                          0.14                        879,639                     6.87                  71.54                               81.53                     666                  41.32
900,000.01 - 950,000.00                                        3                      2,785,809                          0.22                        928,603                    7.689                  74.87                               74.87                     616                  39.08
950,000.01 - 1,000,000.00                                      2                      1,996,733                          0.16                        998,366                    7.651                  76.72                               76.72                     569                  37.13
1,000,000.01 greater than or equal to                          1                        985,944                          0.08                        985,944                    5.575                  69.66                               69.66                     786                  12.58
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Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
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Average Orig Balance ($): 207,028.43
Minimum Orig Balance ($): 17,180.00
Maximum Orig Balance ($): 1,010,000.00
Standard Deviation Orig Balance ($): 136,537.65

6. Range of Stated Remaining Terms (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Stated Remaining Terms (months)          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
111 - 120                                                      1                        221,173                          0.02                        221,173                      7.5                  39.13                               39.13                     602                  34.08
171 - 180                                                    880                     63,928,843                          5.02                         72,646                   10.649                  98.11                               98.13                     667                  43.14
231 - 240                                                      1                         89,662                          0.01                         89,662                    10.45                  54.22                               54.22                     525                  25.98
341 - 350                                                     34                      7,347,134                          0.58                        216,092                    7.516                  82.35                               91.94                     642                  38.91
351 - 360                                                  4,854                  1,115,312,743                          87.6                        229,772                    7.919                  78.72                               88.14                     635                  41.94
361 greater than or equal to                                 387                     86,277,383                          6.78                        222,939                    8.219                  78.96                               81.89                     607                  42.45
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
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Weighted Average Remaining Term: 357
Minimum Remaining Term: 117
Maximum Remaining Term: 478
Standard Deviation Remaining Term: 72

7. Stated Original Term (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Stated Original Term (months)                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
120                                                            1                        221,173                          0.02                        221,173                      7.5                  39.13                               39.13                     602                  34.08
180                                                          880                     63,928,843                          5.02                         72,646                   10.649                  98.11                               98.13                     667                  43.14
240                                                            1                         89,662                          0.01                         89,662                    10.45                  54.22                               54.22                     525                  25.98
360                                                        4,888                  1,122,659,877                         88.18                        229,677                    7.917                  78.75                               88.17                     635                  41.92
480                                                          387                     86,277,383                          6.78                        222,939                    8.219                  78.96                               81.89                     607                  42.45
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Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
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Weighted Average Original Term: 359
Minimum Original Term: 120
Maximum Original Term: 480
Standard Deviation Original Term: 72

8. Range of Original LTV Ratios (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original LTV Ratios (%)                  Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  30.00                                  25                      2,991,200                          0.23                        119,648                    8.156                  24.95                               28.48                     601                  39.36
30.01 - 35.00                                                 20                      2,670,748                          0.21                        133,537                    7.907                  33.41                               33.41                     616                   35.6
35.01 - 40.00                                                 36                      5,943,856                          0.47                        165,107                    7.865                  37.38                               38.15                     612                  36.02
40.01 - 45.00                                                 34                      5,902,612                          0.46                        173,606                    7.599                  42.87                               45.06                     608                  38.19
45.01 - 50.00                                                 70                     12,376,677                          0.97                        176,810                    7.621                  47.85                               48.38                     626                  36.72
50.01 - 55.00                                                 74                     15,612,170                          1.23                        210,975                    7.465                  52.67                               52.67                     615                  39.33
55.01 - 60.00                                                115                     25,114,434                          1.97                        218,386                    7.565                  58.04                               58.43                     615                  38.75
60.01 - 65.00                                                159                     34,717,421                          2.73                        218,349                    7.784                  62.99                               62.99                     600                  40.77
65.01 - 70.00                                                240                     55,369,016                          4.35                        230,704                     7.81                  68.48                               68.48                     604                  39.34
70.01 - 75.00                                                342                     87,958,335                          6.91                        257,188                    7.745                  73.77                               75.52                     610                  42.17
75.01 - 80.00                                              2,932                    686,484,932                         53.92                        234,135                    7.822                  79.83                               95.28                     647                  42.67
80.01 - 85.00                                                385                     94,239,984                           7.4                        244,779                    8.089                  84.28                               84.31                     606                  40.91
85.01 - 90.00                                                567                    125,130,457                          9.83                        220,689                    8.367                   89.5                               89.61                     626                  41.86
90.01 - 95.00                                                280                     52,236,718                           4.1                        186,560                    9.007                  94.68                               94.75                     616                  42.81
95.01 - 100.00                                               878                     66,428,377                          5.22                         75,659                   10.669                  99.94                               99.94                     666                  43.17
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original LTV (%): 79.73
Minimum Original LTV (%): 13.20
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 12.55

9. Range of Original Combined LTV Ratios (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original Combined LTV Ratios (%)         Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  30.00                                  24                      2,572,038                           0.2                        107,168                    8.508                  24.22                               24.22                     590                  38.51
30.01 - 35.00                                                 20                      2,670,748                          0.21                        133,537                    7.907                  33.41                               33.41                     616                   35.6
35.01 - 40.00                                                 35                      5,755,179                          0.45                        164,434                      7.9                  37.44                               37.44                     609                   35.9
40.01 - 45.00                                                 32                      5,466,280                          0.43                        170,821                    7.548                  42.83                               42.83                     613                  38.57
45.01 - 50.00                                                 68                     12,122,072                          0.95                        178,266                    7.601                  47.85                               47.85                     628                  36.75
50.01 - 55.00                                                 75                     16,031,332                          1.26                        213,751                    7.426                  52.06                               52.72                     616                  39.47
55.01 - 60.00                                                113                     24,968,706                          1.96                        220,962                    7.546                   57.9                               58.08                     616                  38.79
60.01 - 65.00                                                159                     34,717,421                          2.73                        218,349                    7.784                  62.99                               62.99                     600                  40.77
65.01 - 70.00                                                242                     55,783,402                          4.38                        230,510                    7.814                   68.3                               68.48                     603                  39.32
70.01 - 75.00                                                308                     81,737,711                          6.42                        265,382                    7.711                  73.66                               73.67                     607                  41.95
75.01 - 80.00                                                600                    143,737,504                         11.29                        239,563                    7.799                  79.24                               79.28                     616                  40.69
80.01 - 85.00                                                383                     94,278,674                           7.4                        246,158                    8.084                  84.27                               84.28                     606                  40.89
85.01 - 90.00                                                590                    133,391,303                         10.48                        226,087                    8.299                  88.72                               89.51                     628                  41.95
90.01 - 95.00                                                375                     78,138,012                          6.14                        208,368                    8.605                  89.66                                94.7                     630                  42.92
95.01 - 100.00                                             3,133                    581,806,556                          45.7                        185,703                    8.167                  82.25                               99.94                     656                  43.21
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Combined LTV (%): 88.23
Minimum Original Combined LTV (%): 13.20
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 15.01

10. Range of Gross Margins (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Gross Margins (%)                        Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1.000 - 1.249                                                  1                        329,914                          0.03                        329,914                     7.92                  77.65                               77.65                     606                  45.34
2.250 - 2.499                                                  1                        211,215                          0.02                        211,215                        8                  77.76                               77.76                     546                  25.71
2.500 - 2.749                                                  1                        239,846                          0.03                        239,846                    7.625                  72.73                               72.73                     557                   41.4
2.750 - 2.999                                                  6                      1,483,342                          0.16                        247,224                    6.905                     80                                 100                     743                  44.43
3.000 - 3.249                                                  1                        181,386                          0.02                        181,386                     8.65                     80                                 100                     580                  40.96
3.250 - 3.499                                                 11                      2,229,096                          0.24                        202,645                     8.08                  79.55                               96.82                     655                  41.18
3.750 - 3.999                                                  2                        367,463                          0.04                        183,731                    8.689                  78.88                               78.88                     565                  39.52
4.000 - 4.249                                                 11                      1,803,741                          0.19                        163,976                    8.694                  71.26                               78.65                     571                  41.53
4.250 - 4.499                                                  4                      1,384,885                          0.15                        346,221                    7.911                  73.65                               75.63                     639                  44.63
4.500 - 4.749                                                  8                      1,062,691                          0.11                        132,836                    7.988                  79.07                               86.21                     627                  41.33
4.750 - 4.999                                                 27                      5,026,673                          0.53                        186,173                    7.573                   76.7                               84.94                     624                  43.18
5.000 - 5.249                                                153                     36,726,053                          3.89                        240,040                    7.408                  76.99                                86.5                     646                  41.68
5.250 - 5.499                                                194                     54,410,545                          5.77                        280,467                    7.542                  79.23                               91.77                     636                  41.97
5.500 - 5.749                                                262                     63,414,495                          6.72                        242,040                    7.316                  78.25                               90.95                     642                  42.76
5.750 - 5.999                                                282                     76,915,974                          8.15                        272,752                    7.418                  77.87                               87.82                     642                  42.28
6.000 - 6.249                                                479                    120,284,090                         12.75                        251,115                    7.621                  79.05                               92.19                     644                  43.18
6.250 - 6.499                                                581                    139,760,057                         14.81                        240,551                    7.828                  79.28                               90.36                     634                  42.24
6.500 - 6.749                                                400                     91,810,935                          9.73                        229,527                    8.032                  79.37                               92.19                     641                  42.65
6.750 - 6.999                                                397                    100,402,644                         10.64                        252,903                    8.173                  79.23                               88.26                     629                  42.75
7.000 - 7.249                                                302                     65,580,830                          6.95                        217,155                    8.497                  80.61                               90.26                     626                  42.91
7.250 - 7.499                                                227                     47,984,173                          5.09                        211,384                    8.684                  80.44                               87.44                     608                  40.91
7.500 - 7.749                                                188                     39,671,859                           4.2                        211,021                    8.819                  81.65                               91.72                     619                  43.48
7.750 - 7.999                                                166                     34,145,673                          3.62                        205,697                    9.089                  80.67                               88.77                     613                  41.57
8.000 - 8.249                                                139                     31,615,144                          3.35                        227,447                     9.06                  82.03                               89.65                     607                  42.07
8.250 - 8.499                                                 51                     10,157,372                          1.08                        199,164                    9.369                  81.08                               86.95                     602                  40.91
8.500 - 8.749                                                 34                      6,554,014                          0.69                        192,765                    9.423                  81.76                               86.97                     614                  39.78
8.750 - 8.999                                                 18                      3,110,598                          0.33                        172,811                     9.87                  86.41                               94.89                     621                  38.18
9.000 - 9.249                                                 14                      2,129,522                          0.23                        152,109                    9.948                  88.19                                90.8                     606                   37.5
9.250 - 9.499                                                  5                        388,463                          0.04                         77,693                   10.229                  84.56                               95.68                     621                  36.73
9.500 - 9.749                                                 10                      1,745,689                          0.19                        174,569                   10.592                   91.2                               93.25                     618                  41.57
9.750 - 9.999                                                  9                      1,035,613                          0.11                        115,068                   10.832                  86.54                               88.01                     577                  35.99
10.000 - 10.249                                                3                        414,722                          0.04                        138,241                   11.178                  93.09                               93.09                     595                  43.13
10.250 - 10.499                                                4                        315,100                          0.03                         78,775                   11.115                  91.39                               91.39                     610                  39.25
10.500 - 10.749                                                4                        448,552                          0.05                        112,138                   11.573                  95.03                               95.03                     564                  31.75
10.750 greater than or equal to                                2                        205,916                          0.02                        102,958                   11.399                     90                                  90                     558                  39.03
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,997                    943,548,283                           100                        236,064                     8.03                  79.47                               90.03                     632                  42.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Margin (%): 6.495
Minimum Margin (%): 1.000
Maximum Margin (%): 11.100
Standard Deviation Margin (%): 0.948

11. Range of Minimum Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Minimum Mortgage Rates (%)               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  4.499                                   5                      1,315,485                          0.14                        263,097                    6.941                     80                                 100                     747                  43.79
4.500 - 4.999                                                  3                        521,654                          0.06                        173,885                    6.817                  66.85                               76.05                     626                  38.99
5.000 - 5.499                                                 11                      2,593,777                          0.27                        235,798                    6.788                  72.92                               78.05                     659                  39.23
5.500 - 5.999                                                 45                     15,588,690                          1.65                        346,415                    6.264                   73.3                               81.26                     675                  41.31
6.000 - 6.499                                                144                     43,153,576                          4.57                        299,678                    6.389                  76.88                               86.73                     678                  42.19
6.500 - 6.999                                                387                    122,088,713                         12.94                        315,475                    6.883                  78.74                               90.96                     665                  43.08
7.000 - 7.499                                                450                    125,724,132                         13.32                        279,387                    7.313                  79.05                               91.43                     649                  42.44
7.500 - 7.999                                                861                    217,322,010                         23.03                        252,407                     7.79                  79.17                                  91                     639                  42.64
8.000 - 8.499                                                573                    128,987,446                         13.67                        225,109                    8.262                  79.06                               91.32                     624                  42.78
8.500 - 8.999                                                632                    131,505,082                         13.94                        208,078                    8.752                  80.48                               90.47                     613                  42.28
9.000 - 9.499                                                345                     64,961,373                          6.88                        188,294                    9.223                   80.2                               87.17                     594                   42.2
9.500 - 9.999                                                290                     52,425,564                          5.56                        180,778                    9.725                  82.42                               87.48                     585                  41.39
10.000 - 10.499                                              115                     18,995,596                          2.01                        165,179                   10.207                  82.57                               87.15                     577                  41.78
10.500 - 10.999                                               89                     12,368,750                          1.31                        138,975                   10.713                  83.99                               87.39                     581                  38.77
11.000 - 11.499                                               25                      3,320,539                          0.35                        132,822                   11.183                  82.41                               83.52                     576                   37.3
11.500 - 11.999                                               17                      2,322,799                          0.25                        136,635                   11.687                  90.37                               95.22                     589                  37.79
12.000 - 12.499                                                4                        300,870                          0.03                         75,217                   12.188                   88.6                                88.6                     579                  37.74
12.500 greater than or equal to                                1                         52,229                          0.01                         52,229                   13.625                     95                                  95                     629                  20.96
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,997                    943,548,283                           100                        236,064                     8.03                  79.47                               90.03                     632                  42.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Minimum Rate (%): 7.975
Minimum Minimum Rate (%): 2.750
Maximum Minimum Rate (%): 13.625
Standard Deviation Minimum Rate (%): 1.152

12. Range of Maximum Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Maximum Mortgage Rates (%)               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
11.000 - 11.499                                                1                        325,600                          0.03                        325,600                    6.475                     80                                 100                     710                  44.47
11.500 - 11.999                                                5                      1,654,436                          0.18                        330,887                    7.004                     80                               95.12                     710                  43.79
12.000 - 12.499                                               22                      9,375,392                          0.99                        426,154                    5.884                  74.57                               84.33                     724                  38.18
12.500 - 12.999                                              124                     38,172,720                          4.05                        307,845                     6.27                   76.9                               87.97                     684                  43.06
13.000 - 13.499                                              324                    104,708,770                          11.1                        323,175                     6.77                  79.25                               92.83                     674                  42.99
13.500 - 13.999                                              445                    126,568,783                         13.41                        284,424                    7.223                  78.78                               90.54                     650                  42.21
14.000 - 14.499                                              753                    194,036,422                         20.56                        257,684                    7.715                  78.78                               91.53                     641                  43.06
14.500 - 14.999                                              605                    143,985,987                         15.26                        237,993                    8.139                  78.92                               89.79                     624                  42.86
15.000 - 15.499                                              609                    128,938,296                         13.67                        211,721                    8.632                  80.05                               90.03                     615                  41.87
15.500 - 15.999                                              414                     78,026,088                          8.27                        188,469                    9.007                  80.82                               88.61                     600                   42.6
16.000 - 16.499                                              300                     56,274,641                          5.96                        187,582                    9.452                  80.41                               86.28                     586                  41.91
16.500 - 16.999                                              176                     30,712,257                          3.25                        174,501                     9.83                  82.81                               86.96                     587                  40.76
17.000 - 17.499                                              113                     15,948,392                          1.69                        141,136                   10.281                  83.47                                88.1                     580                  39.71
17.500 - 17.999                                               62                      9,210,090                          0.98                        148,550                   10.726                  82.36                               86.29                     588                  39.06
18.000 - 18.499                                               23                      3,125,729                          0.33                        135,901                   11.237                  82.04                               83.22                     576                  38.05
18.500 - 18.999                                               16                      2,131,581                          0.23                        133,224                    11.66                  90.85                               96.14                     596                  36.94
19.000 - 19.499                                                4                        300,870                          0.03                         75,217                   12.188                   88.6                                88.6                     579                  37.74
19.500 greater than or equal to                                1                         52,229                          0.01                         52,229                   13.625                     95                                  95                     629                  20.96
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,997                    943,548,283                           100                        236,064                     8.03                  79.47                               90.03                     632                  42.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Maximum Rate (%): 14.637
Minimum Maximum Rate (%): 11.475
Maximum Maximum Rate (%): 20.625
Standard Deviation Maximum Rate (%): 1.199

13. Initial Periodic Cap (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Initial Periodic Cap (%)                          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1                                                             31                      6,466,509                          0.69                        208,597                    8.663                  81.32                               87.91                     601                  41.58
1.45                                                           1                        107,824                          0.01                        107,824                     9.05                     80                                 100                     695                  48.11
1.5                                                        1,300                    258,687,057                         27.42                        198,990                    8.433                  79.02                               85.35                     610                  41.03
2                                                             15                      3,130,909                          0.33                        208,727                    8.592                  81.21                               87.43                     610                  41.99
3                                                          2,379                    591,321,052                         62.67                        248,559                    7.998                  79.71                               91.98                     631                  43.15
3.005                                                          1                        134,208                          0.01                        134,208                    9.695                     80                                 100                     580                   41.5
3.009                                                          1                        119,862                          0.01                        119,862                    6.999                  63.16                               63.16                     676                  33.42
3.07                                                           1                        127,282                          0.01                        127,282                     7.77                     80                                 100                     628                  48.61
3.405                                                          1                        344,988                          0.04                        344,988                    7.045                     80                                 100                     614                  54.65
5                                                            266                     82,745,337                          8.77                        311,073                    6.924                  78.92                               91.07                     711                  41.22
7                                                              1                        363,256                          0.04                        363,256                    9.375                     80                                  80                     562                  35.67
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,997                    943,548,283                           100                        236,064                     8.03                  79.47                               90.03                     632                  42.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Initial Cap (%): 2.749
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 7.000
Standard Deviation Initial Cap (%): 0.948

14. Subsequent Periodic Cap (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Subsequent Periodic Cap (%)                       Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1                                                          2,645                    672,549,079                         71.28                        254,272                    7.878                  79.67                               91.95                     640                   42.9
1.5                                                        1,344                    269,070,229                         28.52                        200,201                    8.415                  78.97                               85.25                     611                  41.09
2                                                              6                      1,542,110                          0.16                        257,018                    7.243                  78.51                               95.57                     720                  44.97
3                                                              2                        386,866                          0.04                        193,433                    7.771                  73.77                               73.77                     665                     36
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,997                    943,548,283                           100                        236,064                     8.03                  79.47                               90.03                     632                  42.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Subsequent Periodic Cap (%): 1.145
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 3.000
Standard Deviation Subsequent Periodic Cap (%): 0.242

15. Next Rate Adjustment Dates

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Next Rate Adjustment Dates                        Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Nov-06                                                         1                        108,373                          0.01                        108,373                      7.5                     85                                  85                     529                  38.76
Dec-06                                                         1                        149,731                          0.02                        149,731                    10.05                     80                                 100                     622                  47.34
Jan-07                                                         9                      1,947,784                          0.21                        216,420                    8.807                  81.11                               81.11                     579                  40.51
Feb-07                                                         9                      2,345,305                          0.25                        260,589                    8.491                  80.99                               85.21                     599                  42.15
May-07                                                         1                         76,999                          0.01                         76,999                      8.2                    100                                 100                     671                     43
Jun-07                                                         1                        126,046                          0.01                        126,046                     7.95                    100                                 100                     604                  29.66
Jul-07                                                         3                        537,101                          0.06                        179,034                    6.205                     80                                 100                     660                  44.02
Aug-07                                                         1                        197,133                          0.02                        197,133                      8.5                     90                                  90                     513                  41.72
Sep-07                                                        12                      4,032,175                          0.43                        336,015                    6.907                   85.5                               96.58                     652                  38.65
Oct-07                                                         3                        527,609                          0.06                        175,870                    6.594                  76.38                               84.41                     650                  26.63
Nov-07                                                         1                        155,544                          0.02                        155,544                      8.9                     90                                  90                     579                   43.7
Dec-07                                                         1                        111,050                          0.01                        111,050                      7.1                     80                                 100                     598                  38.12
Jan-08                                                         1                        119,497                          0.01                        119,497                    7.725                     80                                 100                     672                  48.34
Mar-08                                                         2                        329,134                          0.03                        164,567                    8.041                     80                                 100                     602                  44.53
Apr-08                                                        10                      2,245,998                          0.24                        224,600                    8.058                     80                               94.39                     609                  45.05
May-08                                                        37                      9,073,517                          0.96                        245,230                    8.344                  79.95                               89.67                     627                  38.88
Jun-08                                                       138                     29,212,284                           3.1                        211,683                    8.354                   80.8                               88.23                     614                  42.91
Jul-08                                                     1,255                    273,919,993                         29.03                        218,263                    8.291                  78.39                               87.26                     617                  42.19
Aug-08                                                     2,079                    496,486,674                         52.62                        238,810                    8.064                  79.94                               91.64                     629                  42.75
Sep-08                                                         3                        443,472                          0.05                        147,824                    8.405                  84.87                               95.13                     675                  37.26
Oct-08                                                         1                        308,000                          0.03                        308,000                     7.65                     80                                 100                     622                  40.29
Apr-09                                                         1                         64,317                          0.01                         64,317                   10.625                  39.55                               39.55                     505                  35.17
May-09                                                         2                        477,535                          0.05                        238,767                    8.154                  81.36                               93.24                     613                  38.78
Jun-09                                                         6                        897,015                           0.1                        149,503                    8.561                  81.45                               93.31                     651                  41.34
Jul-09                                                        54                     11,005,235                          1.17                        203,801                     8.02                  79.47                               85.81                     616                  41.65
Aug-09                                                        71                     18,207,915                          1.93                        256,450                    7.798                  80.71                               90.04                     637                  42.91
Jun-11                                                         1                        384,092                          0.04                        384,092                     6.35                     80                                 100                     640                   50.8
Jul-11                                                         8                      1,974,857                          0.21                        246,857                    8.763                  77.37                               80.79                     625                   44.4
Aug-11                                                        22                      6,024,361                          0.64                        273,835                    7.481                  79.47                               83.53                     621                  42.31
Jun-16                                                         2                        654,980                          0.07                        327,490                     7.25                  82.02                               87.38                     720                  29.94
Jul-16                                                        41                     13,073,294                          1.39                        318,861                    6.865                  78.87                               92.05                     719                  42.43
Aug-16                                                       220                     68,331,263                          7.24                        310,597                    6.927                   78.9                               91.04                     710                  41.16
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,997                    943,548,283                           100                        236,064                     8.03                  79.47                               90.03                     632                  42.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Next Rate Adjustment Date: April 2009
Minimum Next Rate Adjustment Date: November 2006
Maximum Next Rate Adjustment Date: August 2016

16. Geograghic Distribution of Mortgaged Properties

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Geograghic Distribution of Mortgaged Properties   Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
California                                                 1,513                    431,484,153                         33.89                        285,185                    7.614                  78.36                               87.41                     649                  42.37
Florida                                                      789                    148,866,101                         11.69                        188,677                    8.222                  78.17                               85.84                     626                  41.68
New York                                                     311                     86,800,254                          6.82                        279,100                    7.968                   79.1                               87.05                     640                  43.41
New Jersey                                                   230                     57,212,291                          4.49                        248,749                    8.241                  81.53                               89.45                     634                  44.11
Maryland                                                     231                     51,448,346                          4.04                        222,720                    8.215                  79.43                               87.46                     620                  41.05
Illinois                                                     293                     50,504,810                          3.97                        172,371                    8.587                  81.58                               90.97                     630                  43.44
Texas                                                        419                     50,283,091                          3.95                        120,007                    8.593                   82.1                               92.95                     625                  39.43
Washington                                                   246                     47,912,391                          3.76                        194,766                    7.977                   81.9                               91.49                     635                  42.78
Arizona                                                      219                     40,176,913                          3.16                        183,456                    8.254                  79.82                               87.89                     625                  40.58
Massachusetts                                                158                     33,501,870                          2.63                        212,037                    7.943                  80.45                               87.93                     638                  42.49
Virginia                                                     150                     32,295,237                          2.54                        215,302                    8.285                  79.47                               87.88                     623                  42.59
Nevada                                                       108                     24,366,669                          1.91                        225,617                    8.103                  80.04                               89.54                     632                  41.51
Georgia                                                      143                     20,708,532                          1.63                        144,815                    8.983                  82.78                                92.1                     617                  40.17
Connecticut                                                   64                     14,190,588                          1.11                        221,728                    8.527                  79.76                               86.51                     616                  42.94
Pennsylvania                                                 101                     14,165,989                          1.11                        140,257                    8.476                  80.51                               86.99                     614                  41.78
Other                                                      1,182                    169,259,701                         13.29                        143,198                    8.551                   81.9                               89.52                     619                  40.76
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

17. Occupancy

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Occupancy                                         Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Primary                                                    5,932                  1,231,041,388                         96.69                        207,526                    8.062                  79.74                               88.35                     633                  42.07
Investment                                                   134                     24,466,951                          1.92                        182,589                    8.773                   79.5                                79.5                     656                  38.17
Second Home                                                   91                     17,668,599                          1.39                        194,160                    7.996                   78.9                               92.19                     689                  42.97
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

18. Property Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Property Type                                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Single Family                                              4,398                    890,776,997                         69.96                        202,541                    8.054                  79.51                               87.13                     632                   41.7
Planned Unit Development                                     941                    204,496,822                         16.06                        217,319                    8.135                  79.94                               90.37                     632                  42.81
Condominium                                                  538                    101,667,847                          7.99                        188,974                    8.042                  81.04                               92.73                     646                  41.81
Two-to-Four Family                                           280                     76,235,273                          5.99                        272,269                     8.19                  79.91                               89.34                     653                  43.76
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

19. Loan Purpose

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Loan Purpose                                      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Purchase                                                   3,306                    621,840,814                         48.84                        188,095                    8.272                  82.82                               97.28                     652                  42.77
Refinance - Cashout                                        2,676                    616,532,931                         48.42                        230,393                    7.887                  76.58                                79.3                     617                   41.2
Refinance - Rate Term                                        175                     34,803,193                          2.73                        198,875                    7.862                  80.17                               84.85                     629                  42.82
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

20. Documentation Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Documentation Type                                Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Full Documentation                                         2,905                    550,800,021                         43.26                        189,604                    7.893                  79.34                               85.57                     621                   41.8
Stated Documentation                                       2,499                    556,078,804                         43.68                        222,521                    8.327                  79.41                               90.02                     648                   42.5
Limited Documentation                                        750                    165,467,706                            13                        220,624                    7.837                  82.02                               91.06                     634                  41.09
Alternative Documentation                                      3                        830,407                          0.07                        276,802                    6.416                  89.95                               96.68                     635                  35.78
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

21. Range of Debt Ratio

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Debt Ratio                               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 30.00                                                 684                    118,703,487                          9.32                        173,543                    8.042                  76.63                               81.28                     631                  24.03
30.01 - 35.00                                                586                    109,481,890                           8.6                        186,829                    8.032                  77.77                               84.16                     631                  32.66
35.01 - 40.00                                              1,008                    195,206,567                         15.33                        193,657                     8.06                  79.55                               87.09                     635                  37.68
40.01 - 45.00                                              1,447                    303,558,297                         23.84                        209,785                    8.082                  80.12                               90.21                     642                  42.69
45.01 - 50.00                                              1,872                    413,331,568                         32.46                        220,797                    8.164                  80.84                               91.18                     634                  47.79
50.01 - 55.00                                                550                    129,708,138                         10.19                        235,833                    7.873                  80.22                                85.9                     621                  52.54
55.01greater than or equal to                                 10                      3,186,992                          0.25                        318,699                    7.384                  72.25                               81.17                     682                  55.92
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-zero Weighted Average DTI: 42.01
Minimum DTI: 0.47
Maximum DTI: 56.90
Standard Deviation DTI: 8.46

22. Range of Credit Scores

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Credit Scores                            Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
500 - 519                                                    159                     31,696,150                          2.49                        199,347                    9.224                  71.27                               71.64                     510                  41.87
520 - 539                                                    182                     33,350,229                          2.62                        183,243                    9.104                  71.64                               72.02                     530                  41.71
540 - 559                                                    300                     56,795,669                          4.46                        189,319                    8.862                   77.6                               77.94                     550                     42
560 - 579                                                    418                     81,816,720                          6.43                        195,734                    8.581                  78.29                               79.54                     569                  41.43
580 - 599                                                    689                    131,084,122                          10.3                        190,253                    8.267                  78.21                               85.03                     589                  41.77
600 - 619                                                  1,032                    203,255,733                         15.96                        196,953                    8.154                  80.32                               88.71                     609                  41.94
620 - 639                                                    818                    176,639,196                         13.87                        215,940                    8.014                  80.35                               90.56                     629                  41.65
640 - 659                                                    787                    163,865,703                         12.87                        208,216                    8.068                  81.52                               93.02                     649                   43.5
660 - 679                                                    593                    130,579,505                         10.26                        220,202                    7.753                  80.81                               91.69                     668                  42.28
680 - 699                                                    405                     90,517,952                          7.11                        223,501                    7.755                  81.84                               93.27                     689                  42.37
700 - 719                                                    307                     68,544,847                          5.38                        223,273                    7.549                  82.05                                93.4                     709                  41.54
720 - 739                                                    180                     35,767,885                          2.81                        198,710                    7.614                  81.73                               95.02                     729                     42
740 - 759                                                    128                     28,091,115                          2.21                        219,462                     7.35                  81.09                               92.72                     749                  41.94
760 - 779                                                     79                     19,080,579                           1.5                        241,526                    7.245                   77.9                                87.8                     768                  40.67
780 - 799                                                     59                     16,497,427                           1.3                        279,617                    6.859                  75.64                               83.25                     786                  38.31
800 - 819                                                     19                      4,790,296                          0.38                        252,121                     6.67                  67.96                               75.28                     806                  38.09
greater than or equal to  820                                  2                        803,811                          0.06                        401,905                    7.692                     84                                 100                     829                   44.9
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-zero Weighted Average FICO: 634
Minimum FICO: 500
Maximum FICO: 829
Standard Deviation FICO: 58

23. Prepayment Penalty Term (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Prepayment Penalty Term (months)                  Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
None                                                       1,843                    358,245,473                         28.14                        194,382                    8.514                  81.37                               89.52                     630                  42.44
12                                                           242                     64,108,899                          5.04                        264,913                    8.139                  77.77                               84.07                     633                  41.72
13                                                             1                        205,600                          0.02                        205,600                     7.75                     80                                 100                     681                  44.02
16.8                                                           1                         71,138                          0.01                         71,138                     7.99                     80                                 100                     715                  46.01
18                                                             9                      2,072,668                          0.16                        230,296                    6.947                  81.46                               95.41                     699                  37.63
24                                                         2,922                    596,763,324                         46.87                        204,231                    8.108                  80.36                               90.82                     629                  42.54
36                                                           725                    158,088,325                         12.42                        218,053                    7.476                  78.21                               85.37                     656                  41.15
60                                                           414                     93,621,510                          7.35                        226,139                     7.17                  73.28                               74.31                     647                  38.77
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

24. Lien Position

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Lien Position                                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1st Lien                                                   5,284                  1,210,186,116                         95.05                        229,028                    7.932                  78.72                               87.67                     633                  41.94
2nd Lien                                                     873                     62,990,822                          4.95                         72,154                   10.802                  99.11                               99.11                     669                  43.44
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,157                  1,273,176,938                           100                        206,785                    8.074                  79.73                               88.23                     634                  42.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Selection Criteria: Group I Mortgage Loans

1. Summary Statistics (as of the Sample Pool Calculation Date)
2. Product Type
3. Range of Gross Mortgage Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Original Principal Balances ($)
6. Range of Stated Remaining Terms (months)
7. Stated Original Term (months)
8. Range of Original LTV Ratios (%)
9. Range of Original Combined LTV Ratios (%)
10. Range of Gross Margins (%)
11. Range of Minimum Mortgage Rates (%)
12. Range of Maximum Mortgage Rates (%)
13. Initial Periodic Cap (%)
14. Subsequent Periodic Cap (%)
15. Next Rate Adjustment Dates
16. Geograghic Distribution of Mortgaged Properties
17. Occupancy
18. Property Type
19. Loan Purpose
20. Documentation Type
21. Range of Debt Ratio
22. Range of Credit Scores
23. Prepayment Penalty Term (months)
24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $715,519,113.09
Number of Mortgage Loans: 3,696
Average Principal Balance: $193,592.83
Aggregate Principal Balance (Fixed Rate): $134,500,643.44
Aggregate Principal Balance (Adjustable Rate): $581,018,469.65
% Fixed Rate Mortgages: 18.80%
% Adjustable Rate Mortgages: 81.20%
Weighted Average Current Mortgage Rate: 8.110%
Non-zero Weighted Average Credit Score: 627
Weighted Average Original LTV: 78.92%
Weighted Average Original Combined LTV: 87.57%
Non-zero Weighted Average Debt Ratio: 42.12
Weighted Average Stated Remaining Term: 359
Weighted Average Stated Original Term: 362
Weighted Average Months to Roll: 29
Weighted Average Margin: 6.451%
Weighted Average Initial Rate Cap: 2.814%
Weighted Average Periodic Rate Cap: 1.110%
Weighted Average Maximum Rate: 14.624%
Weighted Average Minimum Rate: 7.991%
% Second Lien: 3.02%
% Silent & Simultaneous Seconds: 44.47%
% California Loans: 27.25%

2. Product Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Product Type                                      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
10 Year Fixed                                                  1                        221,173                          0.03                        221,173                      7.5                  39.13                               39.13                     602                  34.08
15 Year Fixed                                                 22                      1,642,514                          0.23                         74,660                    8.201                   69.2                                  70                     596                  35.86
20 Year Fixed                                                  1                         89,662                          0.01                         89,662                    10.45                  54.22                               54.22                     525                  25.98
30 Year Fixed                                                425                     70,028,256                          9.79                        164,772                    8.007                  76.93                                79.8                     619                   40.1
40 Year Fixed                                                 37                      7,302,409                          1.02                        197,362                     7.82                  76.86                               77.66                     614                  40.95
30 Year Fixed 5 Year Interest Only                            21                      5,817,888                          0.81                        277,042                    7.428                  79.57                               81.97                     638                  44.67
30 Year Fixed 10 Year Interest Only                            8                      2,006,912                          0.28                        250,864                    7.236                  73.66                               81.28                     684                  35.33
15/30 Year Fixed (Balloon)                                   382                     21,072,463                          2.95                         55,164                   10.888                  99.61                               99.61                     665                  42.83
30/40 Year Fixed (Balloon)                                    96                     20,629,610                          2.88                        214,892                    7.776                  79.33                               86.42                     632                   44.7
30/50 Year Fixed (Balloon)                                    21                      5,689,757                           0.8                        270,941                    7.824                  74.45                               83.21                     628                  43.11
ARM 30 Year                                                   15                      3,361,095                          0.47                        224,073                    8.573                  81.22                               81.22                     577                  42.54
2/28 ARM                                                     950                    166,455,946                         23.26                        175,217                    8.574                  77.77                               84.31                     606                  40.68
2/38 ARM - 40 Year                                           163                     34,224,247                          4.78                        209,965                    8.622                  77.59                               77.91                     579                  42.45
2/28 ARM 2 Year Interest Only                                  5                      1,599,680                          0.22                        319,936                    7.319                  83.74                               88.74                     685                     39
2/28 ARM 5 Year Interest Only                                251                     61,315,547                          8.57                        244,285                    7.427                  78.67                               86.28                     635                  40.37
2/28 ARM 10 Year Interest Only                                 9                      2,351,005                          0.33                        261,223                     7.63                  80.74                               94.31                     637                  40.22
3/27 ARM                                                      48                      9,168,501                          1.28                        191,010                    8.092                   79.6                               85.72                     624                  42.77
3/37 ARM - 40 Year                                             7                      1,544,370                          0.22                        220,624                    8.008                  76.22                               76.22                     572                   46.6
3/27 ARM 5 Year Interest Only                                 10                      2,333,550                          0.33                        233,355                    7.605                  81.87                               86.06                     629                  44.32
3/27 ARM 10 Year Interest Only                                 2                        420,000                          0.06                        210,000                        8                  76.49                               85.06                     627                  36.54
5/25 ARM                                                       9                      1,728,513                          0.24                        192,057                    9.181                  72.38                               73.63                     579                  41.64
5/35 ARM - 40 Year                                             2                        532,587                          0.07                        266,294                    7.781                  68.96                               68.96                     577                  47.12
5/25 ARM 5 Year Interest Only                                  2                        425,000                          0.06                        212,500                    7.195                  78.11                               78.11                     644                  43.88
10/20 ARM                                                     29                      6,788,060                          0.95                        234,071                    7.328                  77.71                               88.77                     687                  44.22
10/20 ARM 5 Year Interest Only                                 1                        256,000                          0.04                        256,000                        7                     80                                 100                     720                  41.41
10/20 ARM 10 Year Interest Only                               64                     18,236,562                          2.55                        284,946                    6.692                  76.89                               87.15                     719                  39.31
10/1 ARM                                                       1                        174,845                          0.02                        174,845                      7.5                     80                                 100                     763                  44.18
10/1 ARM 10 Year Interest Only                                 1                        171,120                          0.02                        171,120                    6.975                     80                                 100                     704                  43.91
30/40 Year ARM 2/28 (Balloon)                                796                    187,626,971                         26.22                        235,712                    7.999                  79.12                               92.89                     629                  43.76
30/40 Year ARM 3/27 (Balloon)                                 27                      5,104,969                          0.71                        189,073                    7.943                  78.71                               92.93                     625                   43.2
30/40 Year ARM 5/25 (Balloon)                                  3                        992,311                          0.14                        330,770                     6.85                     80                               96.17                     679                  47.25
30/40 Year ARM 10/20 (Balloon)                                47                     12,799,234                          1.79                        272,324                     7.29                  79.98                                96.4                     708                   42.2
30/50 Year ARM 2/28 (Balloon)                                226                     60,039,961                          8.39                        265,664                    7.776                  79.13                               93.74                     638                  44.34
30/50 Year ARM 3/27 (Balloon)                                  5                      1,476,961                          0.21                        295,392                     7.99                  78.55                               85.52                     587                  42.05
30/50 Year ARM 10/20 (Balloon)                                 9                      1,891,435                          0.26                        210,159                    7.208                  75.69                               93.15                     711                  41.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

3. Range of Gross Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Gross Mortgage Rates (%)                 Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
5.000 - 5.499                                                  2                        792,700                          0.11                        396,350                    5.339                  68.97                               68.97                     656                  41.08
5.500 - 5.999                                                 14                      4,024,068                          0.56                        287,433                    5.796                  68.97                               72.66                     681                  39.65
6.000 - 6.499                                                100                     27,806,867                          3.89                        278,069                    6.287                  75.68                               85.26                     681                  41.97
6.500 - 6.999                                                308                     78,240,747                         10.93                        254,028                    6.805                  76.57                               86.31                     656                  42.17
7.000 - 7.499                                                400                     99,306,302                         13.88                        248,266                    7.257                  78.29                               89.31                     646                  42.17
7.500 - 7.999                                                781                    172,568,433                         24.12                        220,958                     7.75                  78.39                               89.08                     634                  42.53
8.000 - 8.499                                                493                    103,204,712                         14.42                        209,340                    8.256                  77.95                               88.14                     620                  42.62
8.500 - 8.999                                                556                    101,472,552                         14.18                        182,505                    8.745                   79.5                               87.23                     609                     42
9.000 - 9.499                                                287                     48,772,238                          6.82                        169,938                    9.215                  78.95                               83.97                     586                  42.32
9.500 - 9.999                                                259                     37,360,889                          5.22                        144,251                    9.749                  81.69                               84.66                     579                  40.55
10.000 - 10.499                                              108                     12,833,041                          1.79                        118,824                   10.208                  82.82                               83.14                     576                  41.56
10.500 - 10.999                                              164                     14,211,341                          1.99                         86,655                    10.76                  88.49                               89.29                     603                  39.63
11.000 - 11.499                                              106                      8,012,017                          1.12                         75,585                   11.184                  91.66                               91.66                     623                  39.68
11.500 - 11.999                                               65                      3,931,985                          0.55                         60,492                   11.754                  95.55                               95.55                     614                  42.88
12.000 - 12.499                                               32                      1,766,287                          0.25                         55,196                   12.212                  98.12                               98.12                     641                  42.95
12.500 - 12.999                                               20                      1,162,704                          0.16                         58,135                   12.578                  99.56                               99.56                     643                   44.7
13.500 - 13.999                                                1                         52,229                          0.01                         52,229                   13.625                     95                                  95                     629                  20.96
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Gross Mortgage Rate (%): 8.110
Minimum Gross Mortgage Rate (%): 5.250
Maximum Gross Mortgage Rate (%): 13.625
Standard Deviation Gross Mortgage Rate (%): 1.344

4. Range of Cut-off Date Principal Balances ($)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Cut-off Date Principal Balances ($)      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 50,000.00                                             171                      6,539,870                          0.91                         38,245                    10.58                   94.5                               95.03                     649                  40.92
50,000.01 - 100,000.00                                       695                     51,436,524                          7.19                         74,009                    9.569                  84.37                               89.34                     624                   38.8
100,000.01 - 150,000.00                                      628                     78,861,340                         11.02                        125,575                    8.427                  77.45                               85.35                     610                  40.24
150,000.01 - 200,000.00                                      621                    109,475,474                          15.3                        176,289                    8.203                  77.15                                  85                     614                  40.85
200,000.01 - 250,000.00                                      480                    108,354,743                         15.14                        225,739                     7.98                  77.56                               86.27                     624                  42.08
250,000.01 - 300,000.00                                      446                    122,697,080                         17.15                        275,106                    7.909                  78.88                               88.24                     628                  43.11
300,000.01 - 350,000.00                                      304                     98,502,392                         13.77                        324,021                    7.713                  78.49                               88.01                     633                  43.48
350,000.01 - 400,000.00                                      241                     90,618,601                         12.66                        376,011                    7.779                  80.04                               91.16                     641                  43.41
400,000.01 - 450,000.00                                       70                     29,056,856                          4.06                        415,098                    7.726                  76.96                               85.85                     638                  43.43
450,000.01 - 500,000.00                                       28                     13,447,458                          1.88                        480,266                    7.672                  82.47                               89.84                     655                  44.86
500,000.01 - 550,000.00                                        8                      4,148,606                          0.58                        518,576                    7.938                  83.91                               92.68                     647                  44.21
550,000.01 - 600,000.00                                        3                      1,740,988                          0.24                        580,329                    7.564                  83.36                               88.17                     662                  47.73
600,000.01 - 650,000.00                                        1                        639,181                          0.09                        639,181                     8.25                     80                                  95                     681                  49.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Cut-off Date Principal Balance ($): 193,592.83
Minimum Cut-off Date Principal Balance ($): 24,982.09
Maximum Cut-off Date Principal Balance ($): 639,180.97
Standard Deviation Cut-off Date Principal Balance ($): 106,317.32

5. Range of Original Principal Balances ($)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original Principal Balances ($)          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 50,000.00                                             167                      6,343,285                          0.89                         37,984                   10.638                  95.91                               96.45                     650                  41.34
50,000.01 - 100,000.00                                       698                     51,533,166                           7.2                         73,830                     9.57                  84.32                               89.29                     624                  38.73
100,000.01 - 150,000.00                                      629                     78,961,283                         11.04                        125,535                    8.425                   77.4                               85.29                     610                  40.25
150,000.01 - 200,000.00                                      621                    109,475,474                          15.3                        176,289                    8.203                  77.15                                  85                     614                  40.85
200,000.01 - 250,000.00                                      480                    108,354,743                         15.14                        225,739                     7.98                  77.56                               86.27                     624                  42.08
250,000.01 - 300,000.00                                      443                    121,797,738                         17.02                        274,938                    7.908                  78.91                               88.34                     628                   43.2
300,000.01 - 350,000.00                                      307                     99,401,734                         13.89                        323,784                    7.716                  78.46                               87.89                     633                  43.37
350,000.01 - 400,000.00                                      241                     90,618,601                         12.66                        376,011                    7.779                  80.04                               91.16                     641                  43.41
400,000.01 - 450,000.00                                       70                     29,056,856                          4.06                        415,098                    7.726                  76.96                               85.85                     638                  43.43
450,000.01 - 500,000.00                                       28                     13,447,458                          1.88                        480,266                    7.672                  82.47                               89.84                     655                  44.86
500,000.01 - 550,000.00                                        8                      4,148,606                          0.58                        518,576                    7.938                  83.91                               92.68                     647                  44.21
550,000.01 - 600,000.00                                        3                      1,740,988                          0.24                        580,329                    7.564                  83.36                               88.17                     662                  47.73
600,000.01 - 650,000.00                                        1                        639,181                          0.09                        639,181                     8.25                     80                                  95                     681                  49.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Orig Balance ($): 193,784.58
Minimum Orig Balance ($): 25,000.00
Maximum Orig Balance ($): 640,000.00
Standard Deviation Orig Balance ($): 106,389.49

6. Range of Stated Remaining Terms (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Stated Remaining Terms (months)          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
111 - 120                                                      1                        221,173                          0.03                        221,173                      7.5                  39.13                               39.13                     602                  34.08
171 - 180                                                    404                     22,714,977                          3.17                         56,225                   10.694                  97.41                               97.47                     660                  42.33
231 - 240                                                      1                         89,662                          0.01                         89,662                    10.45                  54.22                               54.22                     525                  25.98
341 - 350                                                      8                      1,751,606                          0.24                        218,951                    7.211                  84.09                               89.93                     644                   38.2
351 - 360                                                  3,073                    647,138,082                         90.44                        210,588                    7.998                  78.38                                87.9                     628                  42.11
361 greater than or equal to                                 209                     43,603,614                          6.09                        208,630                    8.455                  77.32                                77.7                     584                   42.4
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term: 359
Minimum Remaining Term: 117
Maximum Remaining Term: 478
Standard Deviation Remaining Term: 65

7. Stated Original Term (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Stated Original Term (months)                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
120                                                            1                        221,173                          0.03                        221,173                      7.5                  39.13                               39.13                     602                  34.08
180                                                          404                     22,714,977                          3.17                         56,225                   10.694                  97.41                               97.47                     660                  42.33
240                                                            1                         89,662                          0.01                         89,662                    10.45                  54.22                               54.22                     525                  25.98
360                                                        3,081                    648,889,687                         90.69                        210,610                    7.996                   78.4                               87.91                     628                   42.1
480                                                          209                     43,603,614                          6.09                        208,630                    8.455                  77.32                                77.7                     584                   42.4
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term: 362
Minimum Original Term: 120
Maximum Original Term: 480
Standard Deviation Original Term: 65

8. Range of Original LTV Ratios (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original LTV Ratios (%)                  Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  30.00                                  16                      1,756,626                          0.25                        109,789                    8.915                  24.37                               24.37                     567                  40.93
30.01 - 35.00                                                 13                      1,657,085                          0.23                        127,468                     8.27                  33.82                               33.82                     598                  40.46
35.01 - 40.00                                                 23                      3,750,209                          0.52                        163,053                    7.935                  37.16                               37.16                     614                  35.93
40.01 - 45.00                                                 22                      3,314,214                          0.46                        150,646                    8.065                  42.68                               44.51                     583                  40.15
45.01 - 50.00                                                 46                      8,379,890                          1.17                        182,172                    7.743                  47.77                               48.15                     611                  35.63
50.01 - 55.00                                                 48                     10,061,129                          1.41                        209,607                    7.636                  52.59                               52.59                     591                   41.3
55.01 - 60.00                                                 73                     13,606,326                           1.9                        186,388                    8.036                  57.94                               58.67                     584                  39.65
60.01 - 65.00                                                117                     23,088,526                          3.23                        197,338                    8.057                  63.07                               63.07                     585                  40.16
65.01 - 70.00                                                174                     35,822,285                          5.01                        205,875                    7.974                   68.5                                68.5                     594                  41.01
70.01 - 75.00                                                207                     45,507,335                          6.36                        219,842                    8.076                   73.8                               74.41                     591                  41.92
75.01 - 80.00                                              1,819                    397,655,337                         55.58                        218,612                    7.848                  79.82                               95.23                     644                  42.77
80.01 - 85.00                                                258                     54,573,768                          7.63                        211,526                     8.39                  84.37                                84.4                     593                  41.85
85.01 - 90.00                                                355                     72,296,863                          10.1                        203,653                    8.446                  89.44                               89.58                     624                  41.25
90.01 - 95.00                                                137                     21,471,138                             3                        156,724                    9.064                  94.79                               94.97                     610                  43.48
95.01 - 100.00                                               388                     22,578,382                          3.16                         58,192                   10.739                  99.88                               99.88                     662                  42.74
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original LTV (%): 78.92
Minimum Original LTV (%): 13.20
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 12.29

9. Range of Original Combined LTV Ratios (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original Combined LTV Ratios (%)         Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  30.00                                  16                      1,756,626                          0.25                        109,789                    8.915                  24.37                               24.37                     567                  40.93
30.01 - 35.00                                                 13                      1,657,085                          0.23                        127,468                     8.27                  33.82                               33.82                     598                  40.46
35.01 - 40.00                                                 23                      3,750,209                          0.52                        163,053                    7.935                  37.16                               37.16                     614                  35.93
40.01 - 45.00                                                 21                      3,132,521                          0.44                        149,168                    8.016                  42.61                               42.61                     585                  40.38
45.01 - 50.00                                                 45                      8,220,144                          1.15                        182,670                    7.715                   47.8                                47.8                     613                  35.48
50.01 - 55.00                                                 48                     10,061,129                          1.41                        209,607                    7.636                  52.59                               52.59                     591                   41.3
55.01 - 60.00                                                 70                     13,271,920                          1.85                        189,599                    8.023                     58                                  58                     585                  39.73
60.01 - 65.00                                                117                     23,088,526                          3.23                        197,338                    8.057                  63.07                               63.07                     585                  40.16
65.01 - 70.00                                                175                     35,982,032                          5.03                        205,612                    7.979                  68.41                               68.49                     594                  41.02
70.01 - 75.00                                                200                     44,357,302                           6.2                        221,787                    8.071                  73.74                               73.76                     590                  41.83
75.01 - 80.00                                                407                     83,504,195                         11.67                        205,170                    8.075                  79.19                               79.26                     603                  40.54
80.01 - 85.00                                                256                     54,612,458                          7.63                        213,330                    8.382                  84.34                               84.36                     593                  41.83
85.01 - 90.00                                                370                     77,696,500                         10.86                        209,991                    8.381                  88.55                               89.46                     626                   41.5
90.01 - 95.00                                                203                     36,939,061                          5.16                        181,966                    8.598                  88.36                               94.77                     629                  43.66
95.01 - 100.00                                             1,732                    317,489,406                         44.37                        183,308                    7.999                  81.43                               99.93                     655                  43.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Combined LTV (%): 87.57
Minimum Original Combined LTV (%): 13.20
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 15.40

10. Range of Gross Margins (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Gross Margins (%)                        Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1.000 - 1.249                                                  1                        329,914                          0.06                        329,914                     7.92                  77.65                               77.65                     606                  45.34
2.250 - 2.499                                                  1                        211,215                          0.04                        211,215                        8                  77.76                               77.76                     546                  25.71
2.500 - 2.749                                                  1                        239,846                          0.04                        239,846                    7.625                  72.73                               72.73                     557                   41.4
2.750 - 2.999                                                  2                        345,965                          0.06                        172,982                     7.24                     80                                 100                     734                  44.05
3.250 - 3.499                                                 10                      1,757,664                           0.3                        175,766                    7.956                  79.43                               95.96                     659                  42.55
3.750 - 3.999                                                  1                        267,632                          0.05                        267,632                     8.95                     85                                  85                     540                  43.72
4.000 - 4.249                                                  7                      1,215,781                          0.21                        173,683                    9.267                  67.03                               68.32                     541                   39.5
4.250 - 4.499                                                  1                        201,500                          0.03                        201,500                    6.475                  62.97                               62.97                     569                  46.54
4.500 - 4.749                                                  4                        463,579                          0.08                        115,895                    8.428                  78.34                               81.75                     600                  35.51
4.750 - 4.999                                                 19                      3,630,891                          0.62                        191,100                    7.721                  74.66                               79.16                     599                  42.01
5.000 - 5.249                                                120                     26,047,992                          4.48                        217,067                    7.735                  76.88                               85.88                     627                  42.96
5.250 - 5.499                                                137                     32,517,338                           5.6                        237,353                    7.595                  79.01                               90.91                     635                  42.08
5.500 - 5.749                                                191                     40,491,735                          6.97                        211,999                    7.416                  77.21                                89.1                     629                  42.47
5.750 - 5.999                                                203                     47,718,799                          8.21                        235,068                    7.486                  76.97                               86.23                     635                  41.83
6.000 - 6.249                                                300                     72,674,281                         12.51                        242,248                    7.647                   78.1                               91.29                     641                  42.91
6.250 - 6.499                                                440                     93,616,171                         16.11                        212,764                    7.856                  78.58                                90.1                     632                  42.14
6.500 - 6.749                                                250                     54,961,162                          9.46                        219,845                    8.037                  78.35                               90.52                     633                   42.6
6.750 - 6.999                                                273                     61,498,148                         10.58                        225,268                     8.22                  78.84                               87.16                     622                  43.04
7.000 - 7.249                                                210                     43,253,367                          7.44                        205,968                    8.489                  79.88                               88.21                     622                   42.6
7.250 - 7.499                                                159                     29,003,623                          4.99                        182,413                     8.72                  78.65                               83.36                     597                  40.35
7.500 - 7.749                                                115                     23,029,321                          3.96                        200,255                    8.927                  80.61                               88.72                     608                  43.41
7.750 - 7.999                                                 95                     19,434,119                          3.34                        204,570                    9.073                  79.65                               85.38                     604                  41.23
8.000 - 8.249                                                 87                     18,923,028                          3.26                        217,506                    9.054                  80.34                               87.13                     603                  41.62
8.250 - 8.499                                                 20                      3,836,073                          0.66                        191,804                    9.421                  82.68                               83.86                     586                  40.42
8.500 - 8.749                                                 12                      2,340,592                           0.4                        195,049                    9.249                  76.19                               79.14                     612                  35.77
8.750 - 8.999                                                  5                        682,781                          0.12                        136,556                    10.45                   89.7                               93.91                     638                  29.04
9.000 - 9.249                                                  5                        832,549                          0.14                        166,510                    9.958                  84.63                               85.08                     634                  42.99
9.250 - 9.499                                                  1                         55,954                          0.01                         55,954                    10.35                     70                                  70                     610                  49.48
9.500 - 9.749                                                  4                        640,534                          0.11                        160,134                   10.583                  90.87                               90.87                     624                  37.61
9.750 - 9.999                                                  2                        369,277                          0.06                        184,638                   10.914                  70.97                               70.97                     553                  29.68
10.000 - 10.249                                                2                        158,282                          0.03                         79,141                   11.418                     90                                  90                     666                  25.61
10.250 - 10.499                                                2                        122,767                          0.02                         61,383                   10.717                  84.14                               84.14                     649                  45.76
10.500 - 10.749                                                2                        146,590                          0.03                         73,295                   11.558                  93.05                               93.05                     551                  28.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,682                    581,018,470                           100                        216,636                    8.049                  78.52                               88.43                     626                  42.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Margin (%): 6.451
Minimum Margin (%): 1.000
Maximum Margin (%): 10.650
Standard Deviation Margin (%): 0.891

11. Range of Minimum Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Minimum Mortgage Rates (%)               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  4.499                                   2                        345,965                          0.06                        172,982                     7.24                     80                                 100                     734                  44.05
4.500 - 4.999                                                  2                        281,654                          0.05                        140,827                    6.747                  55.64                               55.64                     587                  35.91
5.000 - 5.499                                                  8                      2,135,701                          0.37                        266,963                    6.648                  73.26                               76.14                     661                  39.79
5.500 - 5.999                                                 25                      6,315,515                          1.09                        252,621                    6.632                  70.24                               72.59                     637                  41.67
6.000 - 6.499                                                 98                     26,105,354                          4.49                        266,381                    6.429                  75.13                               85.08                     673                  42.34
6.500 - 6.999                                                247                     63,556,159                         10.94                        257,312                     6.91                  77.75                               89.43                     657                  41.88
7.000 - 7.499                                                319                     79,989,642                         13.77                        250,751                    7.331                  78.75                               91.48                     647                   42.6
7.500 - 7.999                                                624                    142,538,053                         24.53                        228,426                    7.788                   78.6                               90.28                     635                  42.56
8.000 - 8.499                                                407                     88,332,044                          15.2                        217,032                    8.272                  78.21                               89.43                     620                  43.08
8.500 - 8.999                                                426                     84,269,845                          14.5                        197,817                    8.757                  79.56                               87.97                     608                  42.23
9.000 - 9.499                                                218                     39,575,651                          6.81                        181,540                    9.212                  78.73                               84.65                     583                  42.26
9.500 - 9.999                                                173                     28,702,286                          4.94                        165,909                    9.743                  81.46                               84.77                     577                  41.02
10.000 - 10.499                                               59                      8,915,212                          1.53                        151,105                   10.222                  79.71                               80.05                     558                   41.2
10.500 - 10.999                                               50                      7,015,662                          1.21                        140,313                   10.711                  79.93                               81.54                     563                  37.12
11.000 - 11.499                                               13                      2,051,675                          0.35                        157,821                   11.198                  76.45                               76.45                     569                  33.83
11.500 - 11.999                                                8                        701,360                          0.12                         87,670                   11.778                  89.83                               89.83                     574                  41.34
12.000 - 12.499                                                2                        134,462                          0.02                         67,231                   12.194                  86.87                               86.87                     619                  40.36
12.500 greater than or equal to                                1                         52,229                          0.01                         52,229                   13.625                     95                                  95                     629                  20.96
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,682                    581,018,470                           100                        216,636                    8.049                  78.52                               88.43                     626                  42.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Minimum Rate (%): 7.991
Minimum Minimum Rate (%): 2.750
Maximum Minimum Rate (%): 13.625
Standard Deviation Minimum Rate (%): 1.097

12. Range of Maximum Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Maximum Mortgage Rates (%)               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
11.500 - 11.999                                                2                        575,120                           0.1                        287,560                    5.886                     80                               85.95                     725                  39.78
12.000 - 12.499                                               10                      3,067,967                          0.53                        306,797                    5.787                  71.28                               73.88                     681                  38.23
12.500 - 12.999                                               82                     22,139,659                          3.81                        269,996                     6.33                  76.33                               88.76                     685                  42.77
13.000 - 13.499                                              211                     55,655,844                          9.58                        263,772                    6.782                  77.77                               90.57                     667                   42.1
13.500 - 13.999                                              324                     81,454,979                         14.02                        251,404                    7.251                  78.14                               90.46                     646                  41.92
14.000 - 14.499                                              564                    130,726,162                          22.5                        231,784                    7.728                  78.56                               91.46                     639                  43.08
14.500 - 14.999                                              430                     94,972,079                         16.35                        220,865                    8.191                  78.45                               88.51                     618                  42.94
15.000 - 15.499                                              441                     87,695,339                         15.09                        198,856                    8.666                  78.94                               87.32                     609                  42.06
15.500 - 15.999                                              243                     44,276,272                          7.62                        182,207                    9.079                  79.61                               85.16                     588                  42.49
16.000 - 16.499                                              180                     31,160,422                          5.36                        173,113                    9.499                  78.82                               82.26                     572                  41.79
16.500 - 16.999                                               84                     13,922,811                           2.4                        165,748                    9.875                  81.13                                82.1                     574                  39.38
17.000 - 17.499                                               61                      8,411,777                          1.45                        137,898                   10.348                  82.24                                82.7                     563                  39.89
17.500 - 17.999                                               28                      4,275,081                          0.74                        152,681                   10.728                  73.71                               75.55                     563                  36.37
18.000 - 18.499                                               12                      1,988,124                          0.34                        165,677                   11.271                  76.18                               76.18                     569                  34.89
18.500 - 18.999                                                7                        510,143                          0.09                         72,878                   11.698                  91.63                               91.63                     599                  39.11
19.000 - 19.499                                                2                        134,462                          0.02                         67,231                   12.194                  86.87                               86.87                     619                  40.36
19.500 greater than or equal to                                1                         52,229                          0.01                         52,229                   13.625                     95                                  95                     629                  20.96
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,682                    581,018,470                           100                        216,636                    8.049                  78.52                               88.43                     626                  42.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Maximum Rate (%): 14.624
Minimum Maximum Rate (%): 11.925
Maximum Maximum Rate (%): 20.625
Standard Deviation Maximum Rate (%): 1.119

13. Initial Periodic Cap (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Initial Periodic Cap (%)                          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1                                                             21                      4,639,879                           0.8                        220,947                    8.471                  80.88                                86.4                     594                  42.29
1.45                                                           1                        107,824                          0.02                        107,824                     9.05                     80                                 100                     695                  48.11
1.5                                                          623                    120,392,366                         20.72                        193,246                    8.365                  76.31                               78.12                     595                  40.58
2                                                              6                      1,110,253                          0.19                        185,042                    8.374                  70.05                               70.05                     586                  41.63
3                                                          1,874                    413,408,566                         71.15                        220,602                    8.051                  79.22                               91.29                     627                  42.88
3.005                                                          1                        134,208                          0.02                        134,208                    9.695                     80                                 100                     580                   41.5
3.009                                                          1                        119,862                          0.02                        119,862                    6.999                  63.16                               63.16                     676                  33.42
5                                                            154                     40,742,255                          7.01                        264,560                    7.022                     78                                90.7                     709                  41.23
7                                                              1                        363,256                          0.06                        363,256                    9.375                     80                                  80                     562                  35.67
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,682                    581,018,470                           100                        216,636                    8.049                  78.52                               88.43                     626                  42.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Initial Cap (%): 2.814
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 7.000
Standard Deviation Initial Cap (%): 0.855

14. Subsequent Periodic Cap (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Subsequent Periodic Cap (%)                       Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1                                                          2,029                    454,655,568                         78.25                        224,079                    7.962                  79.17                               91.33                     635                  42.74
1.5                                                          648                    125,403,446                         21.58                        193,524                    8.366                  76.19                               77.98                     594                  40.59
2                                                              3                        572,590                           0.1                        190,863                    7.935                  75.98                               88.07                     665                  47.14
3                                                              2                        386,866                          0.07                        193,433                    7.771                  73.77                               73.77                     665                     36
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,682                    581,018,470                           100                        216,636                    8.049                  78.52                               88.43                     626                  42.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Subsequent Periodic Cap (%): 1.110
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 3.000
Standard Deviation Subsequent Periodic Cap (%): 0.222

15. Next Rate Adjustment Dates

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Next Rate Adjustment Dates                        Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Nov-06                                                         1                        108,373                          0.02                        108,373                      7.5                     85                                  85                     529                  38.76
Jan-07                                                         9                      1,947,784                          0.34                        216,420                    8.807                  81.11                               81.11                     579                  40.51
Feb-07                                                         5                      1,304,938                          0.22                        260,988                    8.314                  81.07                               81.07                     577                  45.89
May-07                                                         1                         76,999                          0.01                         76,999                      8.2                    100                                 100                     671                     43
Aug-07                                                         1                        197,133                          0.03                        197,133                      8.5                     90                                  90                     513                  41.72
Sep-07                                                         3                        976,168                          0.17                        325,389                    6.919                  84.94                               93.13                     686                  40.03
Oct-07                                                         1                        234,712                          0.04                        234,712                     5.95                  68.41                               68.41                     636                  22.47
Nov-07                                                         1                        155,544                          0.03                        155,544                      8.9                     90                                  90                     579                   43.7
Dec-07                                                         1                        111,050                          0.02                        111,050                      7.1                     80                                 100                     598                  38.12
Jan-08                                                         1                        119,497                          0.02                        119,497                    7.725                     80                                 100                     672                  48.34
Mar-08                                                         2                        329,134                          0.06                        164,567                    8.041                     80                                 100                     602                  44.53
Apr-08                                                         7                      1,432,182                          0.25                        204,597                    8.363                  78.35                                91.2                     586                  42.12
May-08                                                        22                      4,409,277                          0.76                        200,422                    8.298                  79.11                               85.83                     614                   40.4
Jun-08                                                        87                     17,535,217                          3.02                        201,554                    8.222                  78.46                                84.4                     612                  42.34
Jul-08                                                       766                    160,214,057                         27.57                        209,157                    8.284                  76.94                               83.44                     607                  41.63
Aug-08                                                     1,505                    327,498,515                         56.37                        217,607                    8.049                  79.29                               91.06                     627                  42.68
Sep-08                                                         2                        323,872                          0.06                        161,936                    8.767                  86.67                               93.33                     689                   36.5
Apr-09                                                         1                         64,317                          0.01                         64,317                   10.625                  39.55                               39.55                     505                  35.17
May-09                                                         1                        283,535                          0.05                        283,535                    7.575                     80                                 100                     660                  29.22
Jun-09                                                         3                        270,521                          0.05                         90,174                    8.312                  72.18                               82.22                     601                  42.56
Jul-09                                                        39                      7,318,325                          1.26                        187,649                    8.115                  78.23                               84.12                     613                   43.3
Aug-09                                                        55                     12,111,654                          2.08                        220,212                    7.889                   80.2                               88.52                     622                  43.48
Jun-11                                                         1                        384,092                          0.07                        384,092                     6.35                     80                                 100                     640                   50.8
Jul-11                                                         6                      1,373,379                          0.24                        228,897                    8.715                   73.5                               76.26                     631                  44.21
Aug-11                                                         9                      1,920,941                          0.33                        213,438                    8.048                  74.32                               77.82                     596                  42.88
Jun-16                                                         1                        175,668                          0.03                        175,668                     7.25                     80                                 100                     723                  32.76
Jul-16                                                        23                      6,496,646                          1.12                        282,463                    6.776                  76.89                               87.51                     725                  40.75
Aug-16                                                       128                     33,644,941                          5.79                        262,851                    7.066                   78.2                               91.43                     707                  41.34
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,682                    581,018,470                           100                        216,636                    8.049                  78.52                               88.43                     626                  42.27
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Next Rate Adjustment Date: February 2009
Minimum Next Rate Adjustment Date: November 2006
Maximum Next Rate Adjustment Date: August 2016

16. Geograghic Distribution of Mortgaged Properties

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Geograghic Distribution of Mortgaged Properties   Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
California                                                   771                    194,962,122                         27.25                        252,869                     7.69                  76.87                               86.74                     637                  42.32
Florida                                                      507                     90,658,451                         12.67                        178,814                    8.192                  77.57                               85.15                     622                  41.97
New York                                                     202                     56,479,664                          7.89                        279,602                    7.874                  77.33                               85.55                     634                   43.1
New Jersey                                                   157                     38,945,351                          5.44                        248,060                    8.177                  80.72                               89.52                     632                  44.51
Illinois                                                     220                     37,676,057                          5.27                        171,255                    8.459                  81.13                               90.97                     631                  43.61
Maryland                                                     182                     35,989,957                          5.03                        197,747                    8.194                  78.29                               86.67                     617                  41.18
Washington                                                   155                     28,627,900                             4                        184,696                    8.078                  82.01                                91.8                     628                  43.04
Massachusetts                                                123                     27,314,828                          3.82                        222,072                    7.923                  80.27                               87.37                     636                  42.79
Texas                                                        213                     24,806,049                          3.47                        116,460                    8.663                  81.65                               91.89                     622                  39.12
Arizona                                                      135                     24,437,922                          3.42                        181,022                     8.24                  78.48                               84.78                     617                  40.36
Virginia                                                      95                     20,224,310                          2.83                        212,887                    8.297                  78.51                               89.34                     619                  42.91
Nevada                                                        72                     14,432,029                          2.02                        200,445                    8.103                  78.55                               86.69                     627                  40.97
Georgia                                                       75                      9,395,368                          1.31                        125,272                    8.737                  82.63                               90.07                     608                  39.23
Oregon                                                        43                      7,948,341                          1.11                        184,845                    8.182                  80.52                               87.15                     633                  43.03
Pennsylvania                                                  53                      7,476,680                          1.04                        141,069                    8.778                   80.1                               85.53                     608                  42.86
Other                                                        693                     96,144,083                         13.44                        138,736                    8.555                  81.58                               89.04                     611                  41.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

17. Occupancy

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Occupancy                                         Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Primary                                                    3,528                    685,195,393                         95.76                        194,216                    8.091                  78.87                               87.69                     625                  42.21
Investment                                                   106                     19,244,742                          2.69                        181,554                     8.88                  80.76                               80.76                     654                  38.52
Second Home                                                   62                     11,078,978                          1.55                        178,693                    7.946                  78.94                               92.41                     685                  42.72
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

18. Property Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Property Type                                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Single Family                                              2,677                    500,147,734                          69.9                        186,831                    8.112                  78.47                               86.08                     622                  41.74
Planned Unit Development                                     485                     98,342,692                         13.74                        202,768                    8.175                  80.04                               90.96                     626                   42.7
Condominium                                                  339                     61,445,644                          8.59                        181,256                    7.974                  80.32                                92.9                     645                  42.65
Two-to-Four Family                                           195                     55,583,044                          7.77                        285,041                    8.125                  79.46                                89.1                     648                  43.93
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

19. Loan Purpose

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Loan Purpose                                      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Refinance - Cashout                                        1,895                    387,742,858                         54.19                        204,614                    8.112                  76.32                               79.39                     606                  41.46
Purchase                                                   1,685                    305,524,579                          42.7                        181,320                    8.119                  82.21                               98.24                     653                  42.93
Refinance - Rate Term                                        116                     22,251,677                          3.11                        191,825                    7.943                  79.11                               83.68                     626                  42.52
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

20. Documentation Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Documentation Type                                Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Full Documentation                                         1,656                    286,729,042                         40.07                        173,146                    8.017                  78.84                               84.66                     608                  42.07
Stated Documentation                                       1,557                    337,527,194                         47.17                        216,780                    8.239                  78.32                               89.04                     642                  42.31
Limited Documentation                                        483                     91,262,877                         12.75                        188,950                    7.922                  81.42                                91.3                     629                   41.6
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

21. Range of Debt Ratio

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Debt Ratio                               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 30.00                                                 415                     64,525,512                          9.02                        155,483                    8.159                  76.29                               80.65                     622                  24.19
30.01 - 35.00                                                367                     63,275,801                          8.84                        172,414                    8.198                  77.07                               84.13                     623                  32.73
35.01 - 40.00                                                594                    110,000,701                         15.37                        185,186                    8.096                  78.81                               86.61                     628                  37.75
40.01 - 45.00                                                837                    166,860,648                         23.32                        199,356                    8.078                  79.35                               89.49                     634                  42.69
45.01 - 50.00                                              1,124                    234,189,701                         32.73                        208,354                    8.161                  79.86                               90.14                     628                  47.81
50.01 - 55.00                                                355                     75,446,673                         10.54                        212,526                     7.94                  79.16                               85.72                     611                  52.56
55.01greater than or equal to                                  4                      1,220,077                          0.17                        305,019                    7.103                  68.98                               77.03                     666                  55.78
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-zero Weighted Average DTI: 42.12
Minimum DTI: 0.47
Maximum DTI: 56.48
Standard Deviation DTI: 8.55

22. Range of Credit Scores

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Credit Scores                            Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
500 - 519                                                    133                     25,587,278                          3.58                        192,386                    9.229                  71.52                               71.85                     510                   42.6
520 - 539                                                    145                     25,669,849                          3.59                        177,033                    9.115                  70.96                               71.08                     531                  41.41
540 - 559                                                    224                     39,348,209                           5.5                        175,662                    8.915                  76.36                               76.55                     550                  41.63
560 - 579                                                    271                     50,948,533                          7.12                        188,002                    8.475                  77.06                               78.04                     569                  41.57
580 - 599                                                    395                     73,908,571                         10.33                        187,110                    8.202                  77.78                               84.19                     590                  41.98
600 - 619                                                    649                    120,794,460                         16.88                        186,124                    8.143                   79.5                               88.72                     610                  42.46
620 - 639                                                    483                     97,365,658                         13.61                        201,585                    7.937                   79.9                               89.93                     629                  41.47
640 - 659                                                    463                     90,945,129                         12.71                        196,426                    7.978                  80.28                               92.77                     649                  43.44
660 - 679                                                    327                     66,473,475                          9.29                        203,283                    7.779                  81.28                               93.17                     668                  42.55
680 - 699                                                    216                     45,407,966                          6.35                        210,222                    7.771                  81.17                               93.57                     689                  41.84
700 - 719                                                    154                     32,151,275                          4.49                        208,775                    7.534                   80.8                               93.88                     709                  41.71
720 - 739                                                    102                     19,685,717                          2.75                        192,997                    7.553                  81.78                               96.03                     729                  42.75
740 - 759                                                     68                     13,329,846                          1.86                        196,027                     7.43                  80.87                               95.13                     749                  40.07
760 - 779                                                     43                      9,172,373                          1.28                        213,311                    7.419                  78.36                               91.63                     769                  40.48
780 - 799                                                     13                      2,533,966                          0.35                        194,920                    7.458                  79.93                               92.52                     787                  42.97
800 - 819                                                     10                      2,196,807                          0.31                        219,681                    6.777                  72.18                               82.38                     805                  38.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-zero Weighted Average FICO: 627
Minimum FICO: 500
Maximum FICO: 811
Standard Deviation FICO: 58

23. Prepayment Penalty Term (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Prepayment Penalty Term (months)                  Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
None                                                       1,233                    231,712,551                         32.38                        187,926                    8.364                  80.24                               88.57                     627                   42.3
12                                                           147                     35,097,235                          4.91                        238,757                    8.076                  75.41                               79.83                     626                  42.28
16.8                                                           1                         71,138                          0.01                         71,138                     7.99                     80                                 100                     715                  46.01
18                                                             3                        674,724                          0.09                        224,908                     6.94                     80                               88.91                     707                   38.5
24                                                         1,846                    360,252,798                         50.35                        195,153                     8.07                  78.84                               88.58                     622                  42.16
36                                                           466                     87,710,667                         12.26                        188,220                    7.625                  77.16                               83.87                     645                  41.45
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

24. Lien Position

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Lien Position                                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1st Lien                                                   3,303                    693,908,859                         96.98                        210,084                    8.023                  78.27                               87.19                     625                   42.1
2nd Lien                                                     393                     21,610,254                          3.02                         54,988                     10.9                  99.69                               99.69                     665                   42.9
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     3,696                    715,519,113                           100                        193,593                     8.11                  78.92                               87.57                     627                  42.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Selection Criteria: Group II Mortgage Loans

1. Summary Statistics (as of the Sample Pool Calculation Date)
2. Product Type
3. Range of Gross Mortgage Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Range of Original Principal Balances ($)
6. Range of Stated Remaining Terms (months)
7. Stated Original Term (months)
8. Range of Original LTV Ratios (%)
9. Range of Original Combined LTV Ratios (%)
10. Range of Gross Margins (%)
11. Range of Minimum Mortgage Rates (%)
12. Range of Maximum Mortgage Rates (%)
13. Initial Periodic Cap (%)
14. Subsequent Periodic Cap (%)
15. Next Rate Adjustment Dates
16. Geograghic Distribution of Mortgaged Properties
17. Occupancy
18. Property Type
19. Loan Purpose
20. Documentation Type
21. Range of Debt Ratio
22. Range of Credit Scores
23. Prepayment Penalty Term (months)
24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $557,657,825.05
Number of Mortgage Loans: 2,461
Average Principal Balance: $226,598.06
Aggregate Principal Balance (Fixed Rate): $195,128,011.45
Aggregate Principal Balance (Adjustable Rate): $362,529,813.60
% Fixed Rate Mortgages: 34.99%
% Adjustable Rate Mortgages: 65.01%
Weighted Average Current Mortgage Rate: 8.029%
Non-zero Weighted Average Credit Score: 644
Weighted Average Original LTV: 80.76%
Weighted Average Original Combined LTV: 89.08%
Non-zero Weighted Average Debt Ratio: 41.87
Weighted Average Stated Remaining Term: 353
Weighted Average Stated Original Term: 356
Weighted Average Months to Roll: 33
Weighted Average Margin: 6.565%
Weighted Average Initial Rate Cap: 2.644%
Weighted Average Periodic Rate Cap: 1.201%
Weighted Average Maximum Rate: 14.657%
Weighted Average Minimum Rate: 7.950%
% Second Lien: 7.42%
% Silent & Simultaneous Seconds: 42.15%
% California Loans: 42.41%

2. Product Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Product Type                                      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
15 Year Fixed                                                 20                      2,214,607                           0.4                        110,730                    8.271                  78.97                               78.97                     628                  41.21
30 Year Fixed                                                476                     97,649,708                         17.51                        205,146                     7.43                  73.94                               76.35                     645                  38.22
40 Year Fixed                                                 78                     21,205,990                           3.8                        271,872                    7.275                  78.59                               80.05                     640                   42.7
30 Year Fixed 5 Year Interest Only                            37                     12,940,979                          2.32                        349,756                    6.906                  77.84                               79.38                     653                   43.9
30 Year Fixed 10 Year Interest Only                            8                      2,074,310                          0.37                        259,289                    6.939                  79.91                               88.45                     650                  41.47
15/30 Year Fixed (Balloon)                                   456                     38,999,259                          6.99                         85,525                   10.758                  99.61                               99.61                     673                  43.72
30/40 Year Fixed (Balloon)                                    62                     16,357,064                          2.93                        263,824                    7.838                  77.15                               83.83                     629                  41.82
30/50 Year Fixed (Balloon)                                     9                      3,686,094                          0.66                        409,566                      7.5                  81.16                                  84                     639                  39.95
ARM 30 Year                                                    5                      1,190,098                          0.21                        238,020                    8.882                  80.77                               91.62                     625                  38.71
2/28 ARM                                                     540                     99,907,336                         17.92                        185,014                    8.719                  81.99                                92.1                     620                  41.75
2/38 ARM - 40 Year                                            98                     20,377,206                          3.65                        207,931                    8.758                  82.28                               92.35                     619                  41.84
2/28 ARM 2 Year Interest Only                                 13                      3,694,103                          0.66                        284,162                    6.986                  84.91                               97.86                     643                  37.78
2/28 ARM 5 Year Interest Only                                248                     72,036,260                         12.92                        290,469                    7.825                  79.69                               92.63                     647                  41.88
2/28 ARM 10 Year Interest Only                                 5                      1,949,400                          0.35                        389,880                    7.436                  83.36                               98.88                     650                  42.89
3/27 ARM                                                      16                      3,661,992                          0.66                        228,875                    8.313                   81.7                               88.96                     622                  40.38
3/27 ARM 3 Year Interest Only                                  2                        427,600                          0.08                        213,800                    7.587                     80                                 100                     626                  40.02
3/27 ARM 5 Year Interest Only                                 12                      3,472,773                          0.62                        289,398                    7.593                  84.46                               93.62                     637                  39.08
3/27 ARM 10 Year Interest Only                                 1                        189,520                          0.03                        189,520                        7                     80                                 100                     755                  21.81
5/25 ARM                                                      10                      2,837,078                          0.51                        283,708                    7.612                  79.86                               84.59                     624                  41.38
5/35 ARM - 40 Year                                             2                      1,090,574                           0.2                        545,287                    7.092                  89.99                               89.99                     642                  50.79
5/25 ARM 5 Year Interest Only                                  1                        260,800                          0.05                        260,800                    7.795                     80                                  80                     612                  20.47
10/20 ARM                                                     15                      4,541,199                          0.81                        302,747                    6.875                     80                               95.33                     704                  44.18
10/20 ARM 5 Year Interest Only                                 2                        746,800                          0.13                        373,400                    8.092                     80                                 100                     697                   37.4
10/20 ARM 10 Year Interest Only                               55                     23,128,825                          4.15                        420,524                    6.625                  78.87                                88.3                     719                  39.29
10/1 ARM 10 Year Interest Only                                 3                        969,520                          0.17                        323,173                    6.834                     80                                 100                     752                  43.69
30/40 Year ARM 2/28 (Balloon)                                163                     68,647,106                         12.31                        421,148                    7.897                  80.72                               93.46                     634                  44.51
30/40 Year ARM 3/27 (Balloon)                                  5                      2,727,484                          0.49                        545,497                    7.155                  80.01                               91.18                     676                  43.84
30/40 Year ARM 5/25 (Balloon)                                  1                        364,491                          0.07                        364,491                    6.625                     80                                 100                     651                  38.94
30/40 Year ARM 10/20 (Balloon)                                26                      8,554,901                          1.53                        329,035                    7.073                  80.94                               94.95                     706                   42.2
30/50 Year ARM 2/28 (Balloon)                                 80                     37,249,860                          6.68                        465,623                    7.745                  80.83                               93.75                     636                  45.41
30/50 Year ARM 3/27 (Balloon)                                  1                        551,896                           0.1                        551,896                     8.76                     80                                 100                     741                  44.74
30/50 Year ARM 5/25 (Balloon)                                  1                        151,956                          0.03                        151,956                     7.67                  86.36                               86.36                     632                  47.26
30/50 Year ARM 10/20 (Balloon)                                10                      3,801,037                          0.68                        380,104                    7.149                  82.72                                94.8                     700                   48.7
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

3. Range of Gross Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Gross Mortgage Rates (%)                 Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
5.500 - 5.999                                                 19                      8,916,046                           1.6                        469,266                    5.805                   73.9                               83.89                     703                  41.21
6.000 - 6.499                                                136                     51,311,127                           9.2                        377,288                    6.197                  72.29                               75.59                     693                  39.91
6.500 - 6.999                                                246                     92,127,316                         16.52                        374,501                    6.766                  78.75                               87.34                     667                  42.97
7.000 - 7.499                                                203                     62,793,049                         11.26                        309,325                     7.23                  78.29                               87.87                     647                  41.35
7.500 - 7.999                                                371                    103,719,282                          18.6                        279,567                    7.756                  79.23                               89.35                     642                     42
8.000 - 8.499                                                257                     57,118,040                         10.24                        222,249                    8.239                  79.68                               91.11                     625                   41.7
8.500 - 8.999                                                304                     60,839,532                         10.91                        200,130                    8.743                  82.54                               93.84                     626                  41.36
9.000 - 9.499                                                198                     32,812,441                          5.88                        165,719                     9.24                  82.96                               90.88                     614                  41.58
9.500 - 9.999                                                203                     33,128,775                          5.94                        163,196                    9.725                  85.57                               91.18                     603                  42.04
10.000 - 10.499                                              117                     15,759,772                          2.83                        134,699                   10.195                  87.79                               93.66                     619                  42.53
10.500 - 10.999                                              187                     19,401,025                          3.48                        103,749                   10.761                  94.64                               96.76                     645                  43.22
11.000 - 11.499                                              105                      9,821,898                          1.76                         93,542                   11.189                  98.21                               98.83                     646                  44.51
11.500 - 11.999                                               62                      5,798,937                          1.04                         93,531                   11.716                  96.36                                98.3                     631                   41.7
12.000 - 12.499                                               31                      2,569,326                          0.46                         82,881                   12.225                  98.74                               99.19                     635                  43.19
12.500 - 12.999                                               22                      1,541,259                          0.28                         70,057                   12.649                  99.34                               99.34                     657                  46.08
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Gross Mortgage Rate (%): 8.029
Minimum Gross Mortgage Rate (%): 5.500
Maximum Gross Mortgage Rate (%): 12.875
Standard Deviation Gross Mortgage Rate (%): 1.576

4. Range of Cut-off Date Principal Balances ($)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Cut-off Date Principal Balances ($)      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 50,000.00                                              96                      3,605,423                          0.65                         37,556                   10.516                  94.21                               94.53                     653                  40.41
50,000.01 - 100,000.00                                       540                     42,999,839                          7.71                         79,629                    9.834                  87.71                               93.94                     637                  40.06
100,000.01 - 150,000.00                                      526                     64,704,244                          11.6                        123,012                    9.128                  84.77                               92.19                     634                  40.91
150,000.01 - 200,000.00                                      309                     53,859,294                          9.66                        174,302                    8.232                  79.88                               88.77                     638                  41.46
200,000.01 - 250,000.00                                      181                     40,399,343                          7.24                        223,201                    8.109                  79.79                               89.93                     630                  41.15
250,000.01 - 300,000.00                                      154                     41,890,531                          7.51                        272,016                    7.969                  78.78                               89.31                     643                   41.1
300,000.01 - 350,000.00                                       93                     29,942,520                          5.37                        321,963                    7.715                  79.59                               88.86                     652                  42.54
350,000.01 - 400,000.00                                       64                     23,826,416                          4.27                        372,288                    7.592                  80.39                               90.66                     666                  39.83
400,000.01 - 450,000.00                                      145                     62,394,070                         11.19                        430,304                    7.503                  78.85                               87.66                     644                  43.43
450,000.01 - 500,000.00                                      147                     69,653,599                         12.49                        473,834                    7.525                  79.21                               87.91                     649                  43.13
500,000.01 - 550,000.00                                       87                     45,661,691                          8.19                        524,847                    7.372                  79.47                               88.16                     660                  42.87
550,000.01 - 600,000.00                                       47                     27,000,479                          4.84                        574,478                    7.319                  79.95                               86.68                     644                  43.05
600,000.01 - 650,000.00                                       26                     16,375,538                          2.94                        629,828                     7.52                  79.14                               88.37                     659                  44.01
650,000.01 - 700,000.00                                       14                      9,554,023                          1.71                        682,430                    7.669                  80.66                               88.92                     646                  40.26
700,000.01 - 750,000.00                                       12                      8,646,364                          1.55                        720,530                    7.141                   79.9                               81.56                     634                  44.95
750,000.01 - 800,000.00                                        8                      6,255,396                          1.12                        781,925                    7.389                  81.54                               83.37                     661                  44.58
800,000.01 - 850,000.00                                        4                      3,361,289                           0.6                        840,322                    7.218                  79.75                               88.77                     635                  36.39
850,000.01 - 900,000.00                                        2                      1,759,279                          0.32                        879,639                     6.87                  71.54                               81.53                     666                  41.32
900,000.01 - 950,000.00                                        3                      2,785,809                           0.5                        928,603                    7.689                  74.87                               74.87                     616                  39.08
950,000.01 - 1,000,000.00                                      3                      2,982,677                          0.53                        994,226                    6.964                  74.38                               74.38                     641                  29.02
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Cut-off Date Principal Balance ($): 226,598.06
Minimum Cut-off Date Principal Balance ($): 17,133.34
Maximum Cut-off Date Principal Balance ($): 999,206.94
Standard Deviation Cut-off Date Principal Balance ($): 170,090.51

5. Range of Original Principal Balances ($)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original Principal Balances ($)          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 50,000.00                                              94                      3,505,860                          0.63                         37,296                   10.545                  95.36                               95.68                     656                   40.7
50,000.01 - 100,000.00                                       540                     42,942,067                           7.7                         79,522                    9.837                  87.64                               93.83                     636                  40.01
100,000.01 - 150,000.00                                      526                     64,561,849                         11.58                        122,741                    9.134                  84.82                               92.28                     635                  40.89
150,000.01 - 200,000.00                                      310                     53,993,649                          9.68                        174,173                    8.228                  79.85                               88.72                     638                  41.47
200,000.01 - 250,000.00                                      182                     40,564,719                          7.27                        222,883                    8.109                  79.79                               89.89                     630                  41.18
250,000.01 - 300,000.00                                      154                     41,890,531                          7.51                        272,016                    7.969                  78.78                               89.31                     643                   41.1
300,000.01 - 350,000.00                                       93                     29,942,520                          5.37                        321,963                    7.715                  79.59                               88.86                     652                  42.54
350,000.01 - 400,000.00                                       64                     23,826,416                          4.27                        372,288                    7.592                  80.39                               90.66                     666                  39.83
400,000.01 - 450,000.00                                      145                     62,394,070                         11.19                        430,304                    7.503                  78.85                               87.66                     644                  43.43
450,000.01 - 500,000.00                                      147                     69,653,599                         12.49                        473,834                    7.525                  79.21                               87.91                     649                  43.13
500,000.01 - 550,000.00                                       87                     45,661,691                          8.19                        524,847                    7.372                  79.47                               88.16                     660                  42.87
550,000.01 - 600,000.00                                       47                     27,000,479                          4.84                        574,478                    7.319                  79.95                               86.68                     644                  43.05
600,000.01 - 650,000.00                                       26                     16,375,538                          2.94                        629,828                     7.52                  79.14                               88.37                     659                  44.01
650,000.01 - 700,000.00                                       14                      9,554,023                          1.71                        682,430                    7.669                  80.66                               88.92                     646                  40.26
700,000.01 - 750,000.00                                       12                      8,646,364                          1.55                        720,530                    7.141                   79.9                               81.56                     634                  44.95
750,000.01 - 800,000.00                                        8                      6,255,396                          1.12                        781,925                    7.389                  81.54                               83.37                     661                  44.58
800,000.01 - 850,000.00                                        4                      3,361,289                           0.6                        840,322                    7.218                  79.75                               88.77                     635                  36.39
850,000.01 - 900,000.00                                        2                      1,759,279                          0.32                        879,639                     6.87                  71.54                               81.53                     666                  41.32
900,000.01 - 950,000.00                                        3                      2,785,809                           0.5                        928,603                    7.689                  74.87                               74.87                     616                  39.08
950,000.01 - 1,000,000.00                                      2                      1,996,733                          0.36                        998,366                    7.651                  76.72                               76.72                     569                  37.13
1,000,000.01 greater than or equal to                          1                        985,944                          0.18                        985,944                    5.575                  69.66                               69.66                     786                  12.58
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Orig Balance ($): 226,918.41
Minimum Orig Balance ($): 17,180.00
Maximum Orig Balance ($): 1,010,000.00
Standard Deviation Orig Balance ($): 170,268.62

6. Range of Stated Remaining Terms (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Stated Remaining Terms (months)          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
171 - 180                                                    476                     41,213,866                          7.39                         86,584                   10.624                   98.5                                98.5                     670                  43.58
341 - 350                                                     26                      5,595,528                             1                        215,213                    7.612                  81.81                               92.57                     642                  39.13
351 - 360                                                  1,781                    468,174,662                         83.95                        262,872                     7.81                   79.2                               88.47                     643                   41.7
361 greater than or equal to                                 178                     42,673,769                          7.65                        239,740                    7.978                  80.65                               86.18                     630                   42.5
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term: 353
Minimum Remaining Term: 171
Maximum Remaining Term: 478
Standard Deviation Remaining Term: 81

7. Stated Original Term (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Stated Original Term (months)                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
180                                                          476                     41,213,866                          7.39                         86,584                   10.624                   98.5                                98.5                     670                  43.58
360                                                        1,807                    473,770,190                         84.96                        262,186                    7.808                  79.23                               88.52                     643                  41.67
480                                                          178                     42,673,769                          7.65                        239,740                    7.978                  80.65                               86.18                     630                   42.5
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term: 356
Minimum Original Term: 180
Maximum Original Term: 480
Standard Deviation Original Term: 81

8. Range of Original LTV Ratios (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original LTV Ratios (%)                  Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  30.00                                   9                      1,234,574                          0.22                        137,175                    7.077                  25.79                               34.33                     649                  37.14
30.01 - 35.00                                                  7                      1,013,663                          0.18                        144,809                    7.313                  32.75                               32.75                     644                  27.66
35.01 - 40.00                                                 13                      2,193,647                          0.39                        168,742                    7.746                  37.76                               39.83                     609                  36.16
40.01 - 45.00                                                 12                      2,588,398                          0.46                        215,700                    7.002                  43.11                               45.76                     640                  35.69
45.01 - 50.00                                                 24                      3,996,787                          0.72                        166,533                    7.365                     48                               48.86                     656                  38.99
50.01 - 55.00                                                 26                      5,551,042                             1                        213,502                    7.154                  52.82                               52.82                     658                  35.75
55.01 - 60.00                                                 42                     11,508,109                          2.06                        274,003                    7.008                  58.15                               58.15                     651                  37.69
60.01 - 65.00                                                 42                     11,628,896                          2.09                        276,878                    7.242                  62.82                               62.82                     631                  41.99
65.01 - 70.00                                                 66                     19,546,731                          3.51                        296,163                    7.511                  68.43                               68.43                     622                  36.29
70.01 - 75.00                                                135                     42,451,000                          7.61                        314,452                    7.391                  73.74                               76.72                     630                  42.45
75.01 - 80.00                                              1,113                    288,829,596                         51.79                        259,505                    7.786                  79.84                               95.36                     653                  42.54
80.01 - 85.00                                                127                     39,666,216                          7.11                        312,332                    7.675                  84.17                               84.17                     625                  39.61
85.01 - 90.00                                                212                     52,833,594                          9.47                        249,215                    8.259                  89.58                               89.66                     630                   42.7
90.01 - 95.00                                                143                     30,765,580                          5.52                        215,144                    8.968                  94.59                               94.59                     620                  42.34
95.01 - 100.00                                               490                     43,849,995                          7.86                         89,490                   10.633                  99.96                               99.96                     668                  43.38
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original LTV (%): 80.76
Minimum Original LTV (%): 17.25
Maximum Original LTV (%): 100.00
Standard Deviation Original LTV (%): 12.74

9. Range of Original Combined LTV Ratios (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Original Combined LTV Ratios (%)         Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  30.00                                   8                        815,412                          0.15                        101,927                     7.63                  23.89                               23.89                     639                  33.31
30.01 - 35.00                                                  7                      1,013,663                          0.18                        144,809                    7.313                  32.75                               32.75                     644                  27.66
35.01 - 40.00                                                 12                      2,004,970                          0.36                        167,081                    7.835                  37.96                               37.96                     601                  35.84
40.01 - 45.00                                                 11                      2,333,759                          0.42                        212,160                     6.92                  43.14                               43.14                     652                  36.15
45.01 - 50.00                                                 23                      3,901,928                           0.7                        169,649                    7.362                  47.95                               47.95                     660                  39.41
50.01 - 55.00                                                 27                      5,970,203                          1.07                        221,119                    7.073                  51.18                               52.94                     659                  36.37
55.01 - 60.00                                                 43                     11,696,785                           2.1                        272,018                    7.005                  57.79                               58.18                     651                  37.72
60.01 - 65.00                                                 42                     11,628,896                          2.09                        276,878                    7.242                  62.82                               62.82                     631                  41.99
65.01 - 70.00                                                 67                     19,801,370                          3.55                        295,543                    7.514                   68.1                               68.45                     621                  36.23
70.01 - 75.00                                                108                     37,380,409                           6.7                        346,115                    7.284                  73.57                               73.57                     628                  42.08
75.01 - 80.00                                                193                     60,233,309                          10.8                        312,090                    7.417                  79.31                               79.31                     634                  40.91
80.01 - 85.00                                                127                     39,666,216                          7.11                        312,332                    7.675                  84.17                               84.17                     625                  39.61
85.01 - 90.00                                                220                     55,694,804                          9.99                        253,158                    8.184                  88.96                               89.59                     632                  42.57
90.01 - 95.00                                                172                     41,198,951                          7.39                        239,529                    8.612                  90.83                               94.62                     631                  42.26
95.01 - 100.00                                             1,401                    264,317,151                          47.4                        188,663                    8.369                  83.22                               99.97                     659                  43.13
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Combined LTV (%): 89.08
Minimum Original Combined LTV (%): 17.25
Maximum Original Combined LTV (%): 100.00
Standard Deviation Original Combined LTV (%): 14.23

10. Range of Gross Margins (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Gross Margins (%)                        Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
2.750 - 2.999                                                  4                      1,137,377                          0.31                        284,344                    6.803                     80                                 100                     746                  44.54
3.000 - 3.249                                                  1                        181,386                          0.05                        181,386                     8.65                     80                                 100                     580                  40.96
3.250 - 3.499                                                  1                        471,431                          0.13                        471,431                    8.545                     80                                 100                     637                   36.1
3.750 - 3.999                                                  1                         99,830                          0.03                         99,830                     7.99                  62.48                               62.48                     633                  28.26
4.000 - 4.249                                                  4                        587,960                          0.16                        146,990                    7.509                     80                                 100                     631                  45.73
4.250 - 4.499                                                  3                      1,183,386                          0.33                        394,462                    8.156                  75.46                               77.79                     651                   44.3
4.500 - 4.749                                                  4                        599,112                          0.17                        149,778                    7.647                  79.64                               89.66                     649                  45.83
4.750 - 4.999                                                  8                      1,395,782                          0.39                        174,473                    7.189                     82                               99.99                     690                  46.23
5.000 - 5.249                                                 33                     10,678,061                          2.95                        323,578                    6.611                  77.27                                  88                     692                  38.55
5.250 - 5.499                                                 57                     21,893,207                          6.04                        384,091                    7.464                  79.56                               93.06                     637                  41.79
5.500 - 5.749                                                 71                     22,922,760                          6.32                        322,856                    7.141                  80.08                               94.22                     664                  43.27
5.750 - 5.999                                                 79                     29,197,174                          8.05                        369,584                    7.308                  79.33                               90.41                     653                     43
6.000 - 6.249                                                179                     47,609,810                         13.13                        265,977                    7.582                   80.5                               93.55                     649                  43.58
6.250 - 6.499                                                141                     46,143,886                         12.73                        327,262                    7.772                  80.72                                90.9                     638                  42.43
6.500 - 6.749                                                150                     36,849,773                         10.16                        245,665                    8.025                  80.89                               94.67                     652                  42.73
6.750 - 6.999                                                124                     38,904,496                         10.73                        313,746                    8.098                  79.84                                  90                     639                   42.3
7.000 - 7.249                                                 92                     22,327,463                          6.16                        242,690                    8.511                  82.03                               94.22                     634                  43.51
7.250 - 7.499                                                 68                     18,980,550                          5.24                        279,126                    8.628                  83.18                               93.68                     626                  41.76
7.500 - 7.749                                                 73                     16,642,538                          4.59                        227,980                    8.669                  83.09                               95.86                     634                  43.57
7.750 - 7.999                                                 71                     14,711,553                          4.06                        207,205                    9.109                  82.03                               93.25                     625                  42.01
8.000 - 8.249                                                 52                     12,692,116                           3.5                        244,079                    9.068                  84.54                               93.39                     614                  42.74
8.250 - 8.499                                                 31                      6,321,298                          1.74                        203,913                    9.337                  80.11                               88.82                     612                  41.21
8.500 - 8.749                                                 22                      4,213,422                          1.16                        191,519                     9.52                  84.86                               91.32                     615                  42.01
8.750 - 8.999                                                 13                      2,427,817                          0.67                        186,755                    9.707                  85.48                               95.17                     616                  40.76
9.000 - 9.249                                                  9                      1,296,973                          0.36                        144,108                    9.942                  90.47                               94.47                     587                  33.98
9.250 - 9.499                                                  4                        332,510                          0.09                         83,127                   10.209                  87.01                                 100                     622                  34.59
9.500 - 9.749                                                  6                      1,105,155                           0.3                        184,193                   10.598                  91.39                               94.63                     615                  43.86
9.750 - 9.999                                                  7                        666,336                          0.18                         95,191                   10.786                  95.17                               97.45                     590                  39.49
10.000 - 10.249                                                1                        256,441                          0.07                        256,441                    11.03                     95                                  95                     551                  53.94
10.250 - 10.499                                                2                        192,333                          0.05                         96,166                    11.37                  96.03                               96.03                     585                  35.09
10.500 - 10.749                                                2                        301,962                          0.08                        150,981                   11.581                  95.99                               95.99                     570                  33.38
10.750 greater than or equal to                                2                        205,916                          0.06                        102,958                   11.399                     90                                  90                     558                  39.03
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     1,315                    362,529,814                           100                        275,688                        8                  80.98                                92.6                     642                  42.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Margin (%): 6.565
Minimum Margin (%): 2.750
Maximum Margin (%): 11.100
Standard Deviation Margin (%): 1.039

11. Range of Minimum Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Minimum Mortgage Rates (%)               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
less than or equal to  4.499                                   3                        969,520                          0.27                        323,173                    6.834                     80                                 100                     752                  43.69
4.500 - 4.999                                                  1                        240,000                          0.07                        240,000                      6.9                     80                                 100                     672                  42.61
5.000 - 5.499                                                  3                        458,076                          0.13                        152,692                    7.443                  71.32                               86.96                     647                  36.63
5.500 - 5.999                                                 20                      9,273,175                          2.56                        463,659                    6.013                  75.38                               87.16                     700                  41.07
6.000 - 6.499                                                 46                     17,048,222                           4.7                        370,614                    6.328                  79.56                               89.24                     686                  41.96
6.500 - 6.999                                                140                     58,532,554                         16.15                        418,090                    6.853                  79.81                               92.63                     673                  44.38
7.000 - 7.499                                                131                     45,734,490                         12.62                        349,118                     7.28                   79.6                               91.34                     653                  42.17
7.500 - 7.999                                                237                     74,783,957                         20.63                        315,544                    7.794                  80.23                               92.36                     646                  42.77
8.000 - 8.499                                                166                     40,655,401                         11.21                        244,912                    8.239                  80.92                               95.42                     633                  42.13
8.500 - 8.999                                                206                     47,235,236                         13.03                        229,297                    8.742                  82.12                               94.95                     622                  42.39
9.000 - 9.499                                                127                     25,385,721                             7                        199,888                    9.241                  82.49                               91.11                     610                  42.11
9.500 - 9.999                                                117                     23,723,278                          6.54                        202,763                    9.704                  83.57                               90.76                     595                  41.84
10.000 - 10.499                                               56                     10,080,384                          2.78                        180,007                   10.193                   85.1                               93.44                     594                  42.28
10.500 - 10.999                                               39                      5,353,088                          1.48                        137,259                   10.714                  89.31                               95.04                     605                  40.93
11.000 - 11.499                                               12                      1,268,863                          0.35                        105,739                   11.159                  92.05                               94.96                     586                  42.91
11.500 - 11.999                                                9                      1,621,438                          0.45                        180,160                   11.648                  90.61                               97.55                     596                  36.26
12.000 - 12.499                                                2                        166,408                          0.05                         83,204                   12.183                     90                                  90                     548                  35.62
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     1,315                    362,529,814                           100                        275,688                        8                  80.98                                92.6                     642                  42.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Minimum Rate (%): 7.950
Minimum Minimum Rate (%): 2.750
Maximum Minimum Rate (%): 12.250
Standard Deviation Minimum Rate (%): 1.253

12. Range of Maximum Mortgage Rates (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Maximum Mortgage Rates (%)               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
11.000 - 11.499                                                1                        325,600                          0.09                        325,600                    6.475                     80                                 100                     710                  44.47
11.500 - 11.999                                                3                      1,079,316                           0.3                        359,772                      7.6                     80                                 100                     702                  45.93
12.000 - 12.499                                               12                      6,307,425                          1.74                        525,619                    5.931                  76.17                               89.41                     745                  38.16
12.500 - 12.999                                               42                     16,033,061                          4.42                        381,740                    6.187                  77.68                               86.88                     684                  43.46
13.000 - 13.499                                              113                     49,052,926                         13.53                        434,097                    6.755                  80.94                               95.39                     682                     44
13.500 - 13.999                                              121                     45,113,804                         12.44                        372,841                    7.173                  79.92                               90.69                     658                  42.73
14.000 - 14.499                                              189                     63,310,260                         17.46                        334,975                    7.689                  79.24                               91.67                     645                  43.01
14.500 - 14.999                                              175                     49,013,908                         13.52                        280,079                    8.036                  79.83                               92.28                     636                   42.7
15.000 - 15.499                                              168                     41,242,957                         11.38                        245,494                    8.559                  82.42                                95.8                     626                  41.45
15.500 - 15.999                                              171                     33,749,816                          9.31                        197,367                    8.913                   82.4                               93.12                     615                  42.74
16.000 - 16.499                                              120                     25,114,218                          6.93                        209,285                    9.393                  82.39                               91.27                     603                  42.05
16.500 - 16.999                                               92                     16,789,446                          4.63                        182,494                    9.793                  84.21                               90.98                     598                   41.9
17.000 - 17.499                                               52                      7,536,615                          2.08                        144,935                   10.206                  84.83                               94.12                     600                   39.5
17.500 - 17.999                                               34                      4,935,009                          1.36                        145,147                   10.724                  89.85                               95.59                     610                  41.39
18.000 - 18.499                                               11                      1,137,605                          0.31                        103,419                   11.178                  92.29                               95.53                     589                  43.56
18.500 - 18.999                                                9                      1,621,438                          0.45                        180,160                   11.648                  90.61                               97.55                     596                  36.26
19.000 - 19.499                                                2                        166,408                          0.05                         83,204                   12.183                     90                                  90                     548                  35.62
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     1,315                    362,529,814                           100                        275,688                        8                  80.98                                92.6                     642                  42.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Maximum Rate (%): 14.657
Minimum Maximum Rate (%): 11.475
Maximum Maximum Rate (%): 19.250
Standard Deviation Maximum Rate (%): 1.330

13. Initial Periodic Cap (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Initial Periodic Cap (%)                          Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1                                                             10                      1,826,629                           0.5                        182,663                    9.151                  82.41                               91.75                     621                  39.78
1.5                                                          677                    138,294,691                         38.15                        204,276                    8.493                  81.37                               91.63                     624                  41.42
2                                                              9                      2,020,656                          0.56                        224,517                    8.712                  87.35                               96.98                     624                  42.19
3                                                            505                    177,912,486                         49.08                        352,302                    7.875                  80.86                               93.57                     640                  43.78
3.07                                                           1                        127,282                          0.04                        127,282                     7.77                     80                                 100                     628                  48.61
3.405                                                          1                        344,988                           0.1                        344,988                    7.045                     80                                 100                     614                  54.65
5                                                            112                     42,003,082                         11.59                        375,028                    6.829                  79.81                               91.43                     713                  41.21
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     1,315                    362,529,814                           100                        275,688                        8                  80.98                                92.6                     642                  42.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Initial Cap (%): 2.644
Minimum Initial Cap (%): 1.000
Maximum Initial Cap (%): 5.000
Standard Deviation Initial Cap (%): 1.072

14. Subsequent Periodic Cap (%)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Subsequent Periodic Cap (%)                       Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1                                                            616                    217,893,510                          60.1                        353,723                    7.703                  80.71                               93.24                     653                  43.25
1.5                                                          696                    143,666,783                         39.63                        206,418                    8.457                  81.39                               91.59                     625                  41.53
2                                                              3                        969,520                          0.27                        323,173                    6.834                     80                                 100                     752                  43.69
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     1,315                    362,529,814                           100                        275,688                        8                  80.98                                92.6                     642                  42.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Subsequent Periodic Cap (%): 1.201
Minimum Subsequent Periodic Cap (%): 1.000
Maximum Subsequent Periodic Cap (%): 2.000
Standard Deviation Subsequent Periodic Cap (%): 0.252

15. Next Rate Adjustment Dates

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Next Rate Adjustment Dates                        Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Dec-06                                                         1                        149,731                          0.04                        149,731                    10.05                     80                                 100                     622                  47.34
Feb-07                                                         4                      1,040,367                          0.29                        260,092                    8.714                  80.88                               90.41                     626                  37.46
Jun-07                                                         1                        126,046                          0.03                        126,046                     7.95                    100                                 100                     604                  29.66
Jul-07                                                         3                        537,101                          0.15                        179,034                    6.205                     80                                 100                     660                  44.02
Sep-07                                                         9                      3,056,007                          0.84                        339,556                    6.903                  85.67                               97.68                     642                   38.2
Oct-07                                                         2                        292,897                          0.08                        146,449                     7.11                  82.76                               97.24                     662                  29.96
Apr-08                                                         3                        813,816                          0.22                        271,272                    7.523                  82.89                                 100                     649                   50.2
May-08                                                        15                      4,664,240                          1.29                        310,949                    8.387                  80.74                               93.31                     640                  37.45
Jun-08                                                        51                     11,677,067                          3.22                        228,962                    8.552                   84.3                               93.99                     616                  43.76
Jul-08                                                       489                    113,705,936                         31.36                        232,527                      8.3                  80.43                               92.63                     632                  42.98
Aug-08                                                       574                    168,988,159                         46.61                        294,404                    8.094                   81.2                               92.77                     633                  42.88
Sep-08                                                         1                        119,600                          0.03                        119,600                    7.425                     80                                 100                     637                  39.33
Oct-08                                                         1                        308,000                          0.08                        308,000                     7.65                     80                                 100                     622                  40.29
May-09                                                         1                        194,000                          0.05                        194,000                        9                  83.35                               83.35                     544                  52.76
Jun-09                                                         3                        626,494                          0.17                        208,831                    8.668                  85.46                               98.09                     673                  40.81
Jul-09                                                        15                      3,686,910                          1.02                        245,794                    7.832                  81.92                               89.17                     622                  38.36
Aug-09                                                        16                      6,096,261                          1.68                        381,016                    7.616                  81.74                               93.06                     667                  41.79
Jul-11                                                         2                        601,478                          0.17                        300,739                    8.873                  86.22                               91.14                     611                  44.82
Aug-11                                                        13                      4,103,421                          1.13                        315,648                    7.215                  81.88                               86.21                     633                  42.05
Jun-16                                                         1                        479,312                          0.13                        479,312                     7.25                  82.76                               82.76                     719                   28.9
Jul-16                                                        18                      6,576,648                          1.81                        365,369                    6.954                  80.82                               96.53                     713                  44.08
Aug-16                                                        92                     34,686,322                          9.57                        377,025                    6.792                  79.58                               90.67                     714                  40.99
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     1,315                    362,529,814                           100                        275,688                        8                  80.98                                92.6                     642                  42.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Next Rate Adjustment Date: July 2009
Minimum Next Rate Adjustment Date: December 2006
Maximum Next Rate Adjustment Date: August 2016

16. Geograghic Distribution of Mortgaged Properties

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Geograghic Distribution of Mortgaged Properties   Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
California                                                   742                    236,522,031                         42.41                        318,763                    7.551                  79.58                               87.96                     660                  42.41
Florida                                                      282                     58,207,649                         10.44                        206,410                    8.268                  79.12                                86.9                     632                  41.24
New York                                                     109                     30,320,591                          5.44                        278,171                    8.144                  82.41                               89.84                     651                  44.01
Texas                                                        206                     25,477,042                          4.57                        123,675                    8.524                  82.54                               93.97                     627                  39.73
Washington                                                    91                     19,284,491                          3.46                        211,917                    7.827                  81.74                               91.02                     647                   42.4
New Jersey                                                    73                     18,266,940                          3.28                        250,232                    8.377                  83.25                                89.3                     637                  43.26
Arizona                                                       84                     15,738,991                          2.82                        187,369                    8.275                  81.89                               92.72                     638                  40.92
Maryland                                                      49                     15,458,389                          2.77                        315,477                    8.262                   82.1                               89.28                     628                  40.73
Illinois                                                      73                     12,828,754                           2.3                        175,736                    8.963                   82.9                               90.95                     627                  42.93
Virginia                                                      55                     12,070,927                          2.16                        219,471                    8.266                  81.06                               85.44                     628                  42.04
Georgia                                                       68                     11,313,164                          2.03                        166,370                    9.188                   82.9                               93.79                     624                  40.95
Nevada                                                        36                      9,934,640                          1.78                        275,962                    8.104                   82.2                               93.68                     639                   42.3
Connecticut                                                   26                      6,857,236                          1.23                        263,740                    8.418                  80.16                               84.97                     614                   43.4
Pennsylvania                                                  48                      6,689,309                           1.2                        139,361                    8.137                  80.97                               88.63                     621                  40.57
Massachusetts                                                 35                      6,187,043                          1.11                        176,773                    8.034                  81.28                               90.39                     645                  41.16
Other                                                        484                     72,500,628                            13                        149,795                    8.595                  82.22                               90.26                     629                  40.37
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

17. Occupancy

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Occupancy                                         Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Primary                                                    2,404                    545,845,995                         97.88                        227,057                    8.025                  80.84                               89.18                     644                   41.9
Second Home                                                   29                      6,589,620                          1.18                        227,228                     8.08                  78.84                               91.81                     697                  43.38
Investment                                                    28                      5,222,210                          0.94                        186,507                    8.379                  74.86                               74.86                     666                  36.88
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

18. Property Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Property Type                                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Single Family                                              1,721                    390,629,263                         70.05                        226,978                    7.981                  80.85                               88.48                     645                  41.65
Planned Unit Development                                     456                    106,154,130                         19.04                        232,794                    8.098                  79.85                               89.82                     637                  42.92
Condominium                                                  199                     40,222,203                          7.21                        202,122                    8.145                  82.15                               92.48                     648                  40.53
Two-to-Four Family                                            85                     20,652,229                           3.7                        242,967                    8.367                  81.12                               90.01                     668                  43.28
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

19. Loan Purpose

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Loan Purpose                                      Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Purchase                                                   1,621                    316,316,236                         56.72                        195,136                    8.419                  83.42                               96.35                     652                  42.62
Refinance - Cashout                                          781                    228,790,074                         41.03                        292,945                    7.507                  77.02                               79.15                     635                  40.75
Refinance - Rate Term                                         59                     12,551,516                          2.25                        212,738                    7.719                  82.03                                86.9                     635                  43.34
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

20. Documentation Type

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Documentation Type                                Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
Full Documentation                                         1,249                    264,070,979                         47.35                        211,426                    7.758                  79.88                               86.56                     635                  41.52
Stated Documentation                                         942                    218,551,610                         39.19                        232,008                    8.464                  81.11                               91.52                     658                  42.81
Limited Documentation                                        267                     74,204,829                         13.31                        277,921                    7.733                  82.77                               90.78                     641                  40.47
Alternative Documentation                                      3                        830,407                          0.15                        276,802                    6.416                  89.95                               96.68                     635                  35.78
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

21. Range of Debt Ratio

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Debt Ratio                               Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
0.01 - 30.00                                                 269                     54,177,974                          9.72                        201,405                    7.903                  77.03                               82.02                     640                  23.85
30.01 - 35.00                                                219                     46,206,089                          8.29                        210,987                    7.804                  78.72                               84.21                     641                  32.56
35.01 - 40.00                                                414                     85,205,866                         15.28                        205,811                    8.013                  80.49                               87.71                     645                  37.59
40.01 - 45.00                                                610                    136,697,649                         24.51                        224,095                    8.088                  81.05                               91.09                     652                  42.69
45.01 - 50.00                                                748                    179,141,867                         32.12                        239,494                    8.169                  82.11                               92.53                     644                  47.77
50.01 - 55.00                                                195                     54,261,465                          9.73                        278,264                     7.78                  81.69                               86.15                     634                  52.52
55.01greater than or equal to                                  6                      1,966,915                          0.35                        327,819                    7.559                  74.28                               83.74                     692                  56.01
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-zero Weighted Average DTI: 41.87
Minimum DTI: 4.70
Maximum DTI: 56.90
Standard Deviation DTI: 8.34

22. Range of Credit Scores

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Range of Credit Scores                            Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
500 - 519                                                     26                      6,108,872                           1.1                        234,957                    9.206                   70.2                               70.76                     511                  38.83
520 - 539                                                     37                      7,680,380                          1.38                        207,578                    9.067                   73.9                               75.19                     530                  42.73
540 - 559                                                     76                     17,447,459                          3.13                        229,572                    8.744                   80.4                               81.08                     551                  42.83
560 - 579                                                    147                     30,868,188                          5.54                        209,988                    8.757                  80.33                               82.02                     569                  41.21
580 - 599                                                    294                     57,175,551                         10.25                        194,475                    8.351                  78.78                               86.13                     589                  41.51
600 - 619                                                    383                     82,461,273                         14.79                        215,304                    8.169                  81.53                               88.69                     609                  41.19
620 - 639                                                    335                     79,273,538                         14.22                        236,637                    8.108                   80.9                               91.32                     629                  41.87
640 - 659                                                    324                     72,920,574                         13.08                        225,064                    8.181                  83.06                               93.33                     649                  43.56
660 - 679                                                    266                     64,106,030                          11.5                        241,000                    7.725                  80.33                               90.16                     669                  42.01
680 - 699                                                    189                     45,109,985                          8.09                        238,677                    7.739                  82.53                               92.96                     689                  42.89
700 - 719                                                    153                     36,393,572                          6.53                        237,866                    7.562                  83.16                               92.98                     709                  41.39
720 - 739                                                     78                     16,082,168                          2.88                        206,182                     7.69                  81.67                               93.78                     729                  41.09
740 - 759                                                     60                     14,761,269                          2.65                        246,021                    7.278                  81.29                               90.55                     748                  43.64
760 - 779                                                     36                      9,908,206                          1.78                        275,228                    7.085                  77.47                               84.26                     768                  40.84
780 - 799                                                     46                     13,963,461                           2.5                        303,554                    6.751                  74.86                               81.57                     786                  37.47
800 - 819                                                      9                      2,593,489                          0.47                        288,165                     6.58                  64.39                               69.25                     807                  37.69
greater than or equal to  820                                  2                        803,811                          0.14                        401,905                    7.692                     84                                 100                     829                   44.9
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-zero Weighted Average FICO: 644
Minimum FICO: 500
Maximum FICO: 829
Standard Deviation FICO: 57

23. Prepayment Penalty Term (months)

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Prepayment Penalty Term (months)                  Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
None                                                         610                    126,532,923                         22.69                        207,431                     8.79                  83.44                               91.26                     635                  42.68
12                                                            95                     29,011,664                           5.2                        305,386                    8.214                  80.63                               89.21                     641                  41.03
13                                                             1                        205,600                          0.04                        205,600                     7.75                     80                                 100                     681                  44.02
18                                                             6                      1,397,944                          0.25                        232,991                    6.951                  82.16                               98.55                     695                  37.21
24                                                         1,076                    236,510,526                         42.41                        219,805                    8.166                  82.67                               94.22                     641                  43.13
36                                                           259                     70,377,658                         12.62                        271,728                     7.29                  79.51                               87.23                     671                  40.78
60                                                           414                     93,621,510                         16.79                        226,139                     7.17                  73.28                               74.31                     647                  38.77
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Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

24. Lien Position

                                                                                                        % of Mortgage Pool by
                                                                                      Aggregate                     Aggregate
                                                                                    Sample Pool                   Sample Pool               Avg. Sample Pool                 Weighted
                                                       Number of               Calculation Date              Calculation Date               Calculation Date            Average Gross       Weighted Average                    Weighted Average        Weighted Average       Weighted Average
Lien Position                                     Mortgage Loans           Principal Balance ($)            Principal Balance           Principal Balance ($)        Interest Rate (%)       Original LTV (%)           Original Combined LTV (%)             FICO Score             Debt Ratio
1st Lien                                                   1,981                    516,277,257                         92.58                        260,614                    7.811                  79.31                                88.3                     642                  41.73
2nd Lien                                                     480                     41,380,568                          7.42                         86,210                   10.752                  98.81                               98.81                     672                  43.72
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,461                    557,657,825                           100                        226,598                    8.029                  80.76                               89.08                     644                  41.87
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

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